UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21987

ALPS Variable Investment Trust

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Andrea E. Kuchli, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 - December 31, 2017

Item 1. Reports to Stockholders.

TABLE OF

CONTENTS

Disclosure of Fund Expenses	1
Morningstar ETF Asset Allocation Series
Performance Overview	3
Schedules of Investments	9
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	26
ALPS | Alerian Energy Infrastructure Portfolio
Performance Overview	36
Schedule of Investments	39
Statement of Assets and Liabilities	40
Statement of Operations	41
Statements of Changes in Net Assets	42
Financial Highlights	43
ALPS | Red Rocks Listed Private Equity Portfolio
Performance Overview	45
Schedule of Investments	49
Statement of Assets and Liabilities	50
Statement of Operations	51
Statements of Changes in Net Assets	52
Financial Highlights	54
ALPS | Stadion Portfolio Series
Performance Overview	56
Schedules of Investments	62
Statements of Assets and Liabilities	64
Statements of Operations	65
Statements of Changes in Net Assets	66
Financial Highlights	68
Notes to Financial Statements	72
Report of Independent Registered Public Accounting Firm	83
Additional Information	84
Trustees and Officers	86

alpsfunds.com

ALPS Variable Investment Trust

Disclosure of Fund Expenses	December 31, 2017 (Unaudited)

Examples. As a shareholder of one or more Portfolios listed on the following pages, you incur only one of two potential types of costs. You incur no transaction costs, which include sales charges and redemption fees. However, you do incur ongoing costs, including management fees, distribution (12b-1) and shareholder service fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2017 and held through December 31, 2017.

Actual Expenses. The first line under each Portfolio of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under each Portfolio of the table under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each Portfolio of the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table below are meant to highlight ongoing Portfolio costs only. See “Note on Fees” on the following page below the table.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Net Expense Ratio(1)	Expenses Paid During Period July 1, 2017 - December 31, 2017(2)
Morningstar Conservative ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,027.20	0.53%	$2.71
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$1,025.60	0.78%	$3.98
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
Morningstar Income and Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,046.80	0.53%	$2.73
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$1,045.50	0.78%	$4.02
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
Morningstar Balanced ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,065.40	0.50%	$2.60
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class II
Actual Fund Return	$1,000.00	$1,063.90	0.75%	$3.90
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
Morningstar Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,085.40	0.50%	$2.63
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class II
Actual Fund Return	$1,000.00	$1,084.40	0.75%	$3.94
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82

1 | December 31, 2017

ALPS Variable Investment Trust

Disclosure of Fund Expenses (continued)	December 31, 2017 (Unaudited)

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Net Expense Ratio(1)	Expenses Paid During Period July 1, 2017 - December 31, 2017(2)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,099.80	0.53%	$2.81
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$1,098.20	0.78%	$4.13
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
ALPS | Alerian Energy Infrastructure Portfolio
Class I
Actual Fund Return	$1,000.00	$1,012.70	0.95%	$4.82
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84
Class III
Actual Fund Return	$1,000.00	$1,011.20	1.30%	$6.59
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,018.65	1.30%	$6.61
ALPS | Red Rocks Listed Private Equity Portfolio
Class I
Actual Fund Return	$1,000.00	$1,063.20	1.10%	$5.72
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,019.66	1.10%	$5.60
Class III
Actual Fund Return	$1,000.00	$1,061.50	1.45%	$7.53
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,017.90	1.45%	$7.38
ALPS | Stadion Core ETF Portfolio
Class I
Actual Fund Return	$1,000.00	$1,064.80	0.80%	$4.16
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
Class III
Actual Fund Return	$1,000.00	$1,063.90	1.15%	$5.98
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
ALPS | Stadion Tactical Growth Portfolio
Class I
Actual Fund Return	$1,000.00	$1,087.60	0.95%	$5.00
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84
Class III
Actual Fund Return	$1,000.00	$1,086.20	1.30%	$6.84
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,018.65	1.30%	$6.61

(1)	Annualized based on the Portfolios' expenses from July 1, 2017 through December 31, 2017.

(2)	Expenses are equal to the Portfolios' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

NOTE ON FEES

If you are an owner of variable annuity contracts or variable life insurance policies (“Contracts”) or a participant in a qualified plan, you may also incur fees associated with the Contract you purchase or the qualified plan, such as transaction costs including sales charges and redemption fees, which are not reflected in the table and example above. Additional information about the cost of investing in a Portfolio is presented in the prospectus for your Contract or disclosure documents for the plan through which the Portfolio’s shares are offered to you.

2 | December 31, 2017

Morningstar ETF Asset Allocation Series

Performance Overview	December 31, 2017 (Unaudited)

Global equity markets posted solid gains during the second half of the year which pushed most stock related indices to all-time highs in 2017. The U.S. equity market as measured by the S&P 500® Index rose 21.83 percent for the year- producing its best yearly gain since 2013. Domestic stocks jumped from the very start of the year and rarely looked back, maintaining momentum built up in the wake of Donald Trump’s election the preceding November. Stocks in emerging markets rose strongly during the entire year – posting a one year return of 37.75 percent as measured by the MSCI Emerging Markets Index. Fixed Income returns were more modest as the U.S. Federal Reserve raised short-term interest rates three times and strongly telegraphed a desire to unwind their $4.5 trillion portfolio. Commodities posted a strong second half which reversed very weak results earlier in the year – ending the year with a nominal 1.66 percent return as measured by the Thomson Reuters Core Commodity CRB Index.

ALPS Advisors, Inc.

GENERAL MARKET INDICES PERFORMANCE SUMMARY† | PERIODS ENDING DECEMBER 31, 2017

	Six Months	1 Year*	5 Years*	Portfolio Inception (4/30/07)*
Barclays U.S. Aggregate Bond Index[1]	1.24%	3.54%	2.10%	4.21%
Citi Non-USD World Government Bond Index[2]	4.18%	10.33%	-0.29%	3.10%
MSCI EAFE Index[3]	9.97%	25.62%	8.39%	2.51%
MSCI Emerging Markets Index[4]	16.15%	37.75%	4.73%	4.47%
MSCI U.S. REIT Index[5]	2.35%	5.07%	9.34%	4.80%
MSCI U.S. Small Cap 1750 Index[6]	9.62%	15.16%	14.44%	8.49%
S&P 500® Index[7]	11.42%	21.83%	15.79%	7.98%
Thomson Reuters Core Commodity CRB Index[8]	11.56%	1.66%	-7.80%	-3.82%

1	Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, often used to represent investment grade bonds being traded in the United States. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.
2	The Citi Non-USD World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds of all WGBI countries except the United States and is stated in U.S. dollar terms.
3	The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.
4	The MSCI Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.
5	The MSCI U.S. REIT Index is comprised of REIT securities that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of REITs classified in the Mortgage REITs Sub-Industry, and REITs classified in the Specialized REITs Sub-Industry that do not generate a majority of their revenue and income from real estate rental and related leasing operations. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.
6	The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.
7	The S&P 500® Index is a value weighted index comprised of 500 large-cap common stocks actively traded in the United States. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.
8	Thomson Reuters Core Commodity CRB Index is a price index comprised of 19 various commodities. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.
†	This table summarizes general market performance and does not necessarily reflect performance of each Portfolio’s benchmark index.
*	Annualized returns.

Past performance is no guarantee of future results.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect ALPS Advisors, Inc. (the “Adviser”), Morningstar Investment Management LLC (the “Sub-Adviser”), nor the Portfolios’ current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Portfolio(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Adviser, Sub-Adviser, nor the Portfolio(s) accepts any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.

3 | December 31, 2017

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2017 (Unaudited)

MORNINGSTAR ETF ASSET ALLOCATION SERIES PERFORMANCE SUMMARY

The illustration below is based on a hypothetical $10,000 investment in each of the respective Portfolios since inception (4/30/07). All results shown assume reinvestments of dividends and capital gains.

Conservative (return of $10,000 based on actual performance)

Balanced (return of $10,000 based on actual performance)

Aggressive Growth (return of $10,000 based on actual performance)

Income & Growth (return of $10,000 based on actual performance)

Growth (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The graphs and tables on pages 4 and 5 do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

4 | December 31, 2017

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS | FOR THE PERIODS ENDED DECEMBER 31, 2017

					Since Inception	Annualized Expense Ratios as disclosed in current prospectus dated 4/30/17†
Portfolio	6 Months**	1 Year	5 Year	10 Year	(4/30/07)	Gross	Net
Conservative - Class I	2.72%	6.45%	3.22%	3.37%	3.60%	0.76%	0.71%
Conservative - Class II	2.56%	6.20%	2.96%	3.11%	3.32%	1.01%	0.96%
Conservative Blended Benchmark (20% Equity)*(a)	3.61%	8.09%	4.06%	4.41%	4.54%
Blended Benchmark^(f)	3.17%	6.80%	4.66%	4.83%	4.89%
Dow Jones Benchmark^^(k)	2.55%	5.46%	4.12%	5.12%	5.10%
Income & Growth - Class I	4.68%	10.12%	5.23%	4.08%	4.11%	0.71%	0.70%
Income & Growth - Class II	4.55%	9.94%	4.98%	3.82%	3.85%	0.96%	0.95%
Income & Growth Blended Benchmark (40% Equity)*(b)	5.54%	11.78%	6.37%	5.24%	5.27%
Blended Benchmark^(g)	5.19%	10.41%	7.42%	5.90%	5.81%
Dow Jones Benchmark^^(l)	4.82%	9.55%	7.35%	6.32%	6.09%
Balanced - Class I	6.54%	13.65%	7.32%	4.84%	4.73%	0.68%	0.68%
Balanced - Class II	6.39%	13.33%	7.04%	4.57%	4.46%	0.93%	0.93%
Balanced Blended Benchmark (60% Equity)*(c)	7.48%	15.51%	8.63%	5.89%	5.82%
Blended Benchmark^(h)	7.25%	14.15%	10.21%	6.91%	6.68%
Dow Jones Benchmark^^(m)	6.84%	13.12%	9.99%	7.36%	6.92%
Growth - Class I	8.54%	17.68%	9.13%	5.19%	4.95%	0.66%	0.66%
Growth - Class II	8.44%	17.30%	8.86%	4.90%	4.67%	0.91%	0.91%
Growth Blended Benchmark (80% Equity)*(d)	9.41%	19.23%	10.83%	6.32%	6.16%
Blended Benchmark^(i)	9.33%	17.97%	13.01%	7.79%	7.41%
Dow Jones Benchmark^^(n)	8.75%	16.55%	12.47%	8.23%	7.58%
Aggressive Growth - Class I	9.98%	20.17%	10.11%	5.14%	4.90%	0.68%	0.66%
Aggressive Growth - Class II	9.82%	19.80%	9.82%	4.87%	4.63%	0.93%	0.91%
Agressive Growth Blended Benchmark (95% Equity)*(e)	10.86%	22.00%	12.54%	6.62%	6.39%
Blended Benchmark^(j)	10.37%	19.89%	14.40%	8.16%	7.71%
Dow Jones Benchmark^^(o)	10.69%	20.16%	15.06%	9.17%	8.31%

Since each Portfolio does not seek to replicate its respective Dow Jones^^ or Blended benchmark*,^, performance results between the Portfolio and each respective benchmark can differ.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The graphs and tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

*	(a) Effective as of April 30, 2017, the Portfolio changed its benchmark from the Dow Jones Conservative U.S. Portfolio Index to the Conservative Benchmark which is a blended benchmark consisting of 14% Russell 3000 TR USD/6% MSCI ACWI Ex-USA IMI NR USD/58% Bloomberg Barclays U.S. Universal TR USD/ 12% Citi WGBI Non-USD USD/10% Bank of America Merrill Lynch U.S. Treasury Bill 3-month TR USD Index; (b) effective as of April 30, 2017, the Portfolio changed its benchmark from the Dow Jones Moderately Conservative U.S. Portfolio Index to the Income and Growth Benchmark which is a blended benchmark consisting of 28% Russell 3000 TR USD/12% MSCI ACWI Ex-USA IMI NR USD/46% Bloomberg Barclays U.S. Universal TR USD/9% Citi WGBI Non-USD USD/5% Bank of America Merrill Lynch U.S. Treasury Bill 3-month TR USD Index; (c) effective as of April 30, 2017, the Portfolio changed its benchmark from the Dow Jones Moderate U.S. Portfolio Index to the Balanced Benchmark which is a blended benchmark consisting of 42% Russell 3000 TR USD/18% MSCI ACWI Ex-USA IMI NR USD/32% Bloomberg Barclays U.S. Universal TR USD/6% Citi WGBI Non-USD USD/2% Bank of America Merrill Lynch U.S. Treasury Bill 3-month TR USD Index; (d) effective as of April 30, 2017, the Portfolio changed its benchmark from the Dow Jones Moderately Aggressive U.S. Portfolio Index to the Growth Benchmark which is a blended benchmark consisting of 56% Russell 3000 TR USD/24% MSCI ACWI Ex-USA IMI NR USD/15% Bloomberg Barclays U.S. Universal TR USD/3% Citi WGBI Non-USD USD/2% Bank of America Merrill Lynch U.S. Treasury Bill 3-month TR USD Index; (e) effective as of April 30, 2017, the Portfolio changed its benchmark from the Dow Jones Aggressive U.S. Portfolio Index to the Aggressive Growth Benchmark which is a blended benchmark consisting of 67% Russell 3000 TR USD/28% MSCI ACWI Ex-USA IMI NR USD/3% Bloomberg Barclays U.S. Universal TR USD/2% Bank of America Merrill Lynch U.S.

5 | December 31, 2017

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2017 (Unaudited)

Treasury Bill 3-month TR USD Index. Each of the Portfolios changed its benchmark because Morningstar Investment Management LLC believes the new benchmark represents a better comparison against which to measure each Portfolio’s performance.

^	Blended Benchmark: (f) Blended benchmark of 20% S&P 500® Index/73% Bloomberg Barclays U.S. Aggregate Bond Index/7% Bank of America Merrill Lynch (BofA ML) 3-month U.S. Treasury Bill Index for the Conservative Portfolio; (g) 40% S&P 500® Index/55% Bloomberg Barclays U.S. Aggregate Bond Index/5% Bank of America Merrill Lynch (BofA ML) 3-month U.S. Treasury Bill Index for the Income & Growth Portfolio; (h) 60% S&P 500® Index/38% Bloomberg Barclays U.S. Aggregate Bond Index/2% Bank of America Merrill Lynch (BofA ML) 3- month U.S. Treasury Bill Index for the Balanced Portfolio; (i) 80% S&P 500® Index/20% Bloomberg Barclays U.S. Aggregate Bond Index for the Growth Portfolio; and (j) 90% S&P 500® Index/10% Bloomberg Barclays U.S. Aggregate Bond Index for the Aggressive Growth Portfolio. Each index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index. The S&P 500® and the Barclays Indexes reflect the reinvestment of dividends.

^^	Dow Jones Benchmark: (k) the Dow Jones Conservative U.S. Portfolio Index consists of 20% equities and 80% fixed income for the Conservative Portfolio; (l) the Dow Jones Moderately Conservative U.S. Portfolio Index consists of 40% equities and 60% fixed income for the Income & Growth Portfolio; (m) the Dow Jones Moderate U.S. Portfolio Index consists of 60% equities and 40% fixed income for the Balanced Portfolio; (n) the Dow Jones Moderately Aggressive U.S. Portfolio Index consists of 80% equities and 20% fixed income for the Growth Portfolio; and (o) the Dow Jones Aggressive U.S. Portfolio Index consists of 100% equities for the Aggressive Growth Portfolio. The Dow Jones Relative Risk Indexes measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. Each index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index. The Dow Jones Indexes reflect the reinvestment of dividends.

**	Total return for a period of less than one year is not annualized.

†	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect and Financial Highlights tables for expense ratios as of December 31, 2017. Note the net expense ratios above, as shown in the current Prospectus, include estimated acquired fund fees, which are not incurred in the expense ratios stated throughout the rest of this report. The Adviser and Sub-Adviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions, and extraordinary expenses, do not exceed a maximum of 0.53% of Class I or Class II shares average daily net assets through April 29, 2018. This means that acquired fund fees and expenses and extraordinary expenses may cause the Portfolio’s gross expense ratios shown above to exceed the maximum amounts of 0.53% for Class I or Class II agreed to by the Adviser and Sub-Adviser.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) is the distributor for the Portfolios. The Distributor is not affiliated with the Sub-Adviser.

Morningstar Investment Management LLC (“Morningstar”) utilizes asset allocation models they have developed to allocate each Portfolio’s assets among the underlying exchange-traded funds (“ETFs”). First, Morningstar seeks to develop an optimal long-term strategic asset allocation model for each Portfolio using different asset classes. Morningstar uses a process called mean variance optimization (“MVO”) as a primary tool to develop the strategic asset class allocations. Using expected returns, standard deviations and correlations of the different asset classes, MVO seeks to identify a combination of asset classes that is expected to maximize return for a given level of risk or minimize risk for a given level of return. Next, Morningstar applies its dynamic asset allocation process. Dynamic asset allocation is the process of making short-term deviations from the strategic ETF Asset Allocation Portfolio based on the market outlook to attempt to add value by capitalizing on market and other systemic trends. The goal of dynamic asset allocation overlay is to enhance the Portfolios’ overall risk and return characteristics by dynamically deviating from the long-term strategic asset allocation positions.

6 | December 31, 2017

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2017 (Unaudited)

MORNINGSTAR ETF ASSET ALLOCATION SERIES INVESTMENT ALLOCATION SUMMARY

*	As of December 31, 2017. Holdings are subject to change and may not reflect the current or future position of the Portfolio.

The table below shows there were changes in the strategic allocations provided by Morningstar’s proprietary asset allocation methodology for the year ended December 31, 2017. Portfolio holdings are influenced by the strategic allocations, but actual investment percentages in each category may vary from time to time. See each Portfolio’s Schedule of Investments on the following pages for actual holdings allocations as of December 31, 2017.

Asset Classes

	Conservative as of		Income & Growth as of		Balanced as of		Growth as of		Aggressive Growth as of
	12/31/17	6/30/17	12/31/17	6/30/17	12/31/17	6/30/17	12/31/17	6/30/17	12/31/17	6/30/17
U.S. Equity	8.5%	8.5%	20.0%	20.5%	30.5%	32.5%	43.0%	43.5%	51.5%	51.0%
Non-U.S. Equity	8.5%	8.5%	16.5%	16.5%	25.5%	24.5%	32.5%	33.5%	38.5%	41.0%
U.S. Bonds	76.0%	74.0%	58.0%	56.0%	39.5%	38.0%	21.5%	19.0%	10.0%	8.0%
Non-U.S. Bonds	6.0%	8.0%	4.5%	6.0%	3.5%	4.0%	3.0%	4.0%	0.0%	0.0%
Alternative	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Cash Equivalents	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	0.0%	0.0%	0.0%	0.0%

Each Portfolio allocates investments among multiple ETF asset classes including: U.S. equity, fixed income, commodities, real estate, and international ETFs. Asset allocation does not assure a profit or protect against down markets. Equity securities are subject to investment risk, including possible loss of principal amount invested. The stocks of smaller companies are subject to above-average market-price fluctuations. There are specific risks associated with international investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Real estate investments are subject to specific risks, such as risks related to general and local economic conditions and risks related to individual properties. Fixed income securities are subject to interest rate risk, prepayment risk, and market risk. Commodity trading is highly speculative and involves a high degree of risk.

The Morningstar ETF Allocation Series Portfolios are not ETFs; instead, they consist of five risk-based asset allocation portfolios that invest in underlying ETFs, which are typically open-end investment companies or unit investment trusts.

7 | December 31, 2017

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2017 (Unaudited)

Conservative – Asset Class Allocation#

(as a percentage of net assets)

Balanced – Asset Class Allocation#

(as a percentage of net assets)

Aggressive Growth – Asset Class Allocation#

(as a percentage of net assets)

Income & Growth – Asset Class Allocation#

(as a percentage of net assets)

Growth – Asset Class Allocation#

(as a percentage of net assets)

#	Portfolio asset classifications used in this chart are employed by one or more widely recognized market indexes or ratings group indexes, and/or are defined by Portfolio management. These classifications have been applied to the securities owned by the underlying ETFs held by each Portfolio and these underlying securities holdings are shown as a percentage of total Portfolio market value. These asset classifications are unaudited and do not reflect the legal status of any of the investments or companies in which the underlying ETF has invested. Holdings are subject to change and may not reflect the current or future position of the Portfolio.

*	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2017. Holdings are subject to change and do not reflect the current or future position of the Portfolio.

8 | December 31, 2017

Morningstar Conservative ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2017

	Shares	Value
Exchange Traded Funds - 99.11%
iShares - 16.01%
Core S&P 500® ETF	3,925	$1,055,236
Core S&P® Mid-Cap ETF	2,802	531,764
Edge MSCI USA Quality Factor ETF	10,595	878,325
JP Morgan USD Emerging Markets Bond ETF	6,070	704,727
TIPS Bond ETF	21,671	2,472,228

Total iShares		5,642,280

Other - 83.10%
Highland/iBoxx Senior Loan ETF	96,927	1,763,102
PIMCO Enhanced Short Maturity Active ETF	3,469	352,312
SPDR® Bloomberg Barclays High Yield Bond ETF	19,184	704,436
SPDR® Portfolio Intermediate Term Corporate Bond ETF	51,316	1,756,034
VanEck Vectors™ J.P. Morgan EM Local Currency Bond ETF	75,228	1,427,827
Vanguard® FTSE Developed Markets ETF	43,665	1,958,812
Vanguard® FTSE Emerging Markets ETF	23,839	1,094,448
Vanguard® Intermediate-Term Government Bond ETF	30,213	1,932,121
Vanguard® Mortgage-Backed Securities ETF	13,399	702,644
Vanguard® Short-Term Bond ETF	53,351	4,220,064
Vanguard® Short-Term Corporate Bond ETF	31,035	2,461,075
Vanguard® Short-Term Inflation-Protected Securities ETF	21,489	1,049,093
Vanguard® Total Bond Market ETF	114,596	9,347,596
Vanguard® Total Stock Market ETF	3,850	528,413

Total Other		29,297,977

Total Exchange Traded Funds
(Cost $34,048,710)		34,940,257

7-Day Yield		Shares	Value
Short-Term Investments - 1.10%
State Street Institutional Treasury Plus Money Market Fund	1.191%	388,463	$388,463

Total Short-Term Investments
(Cost $388,463)			388,463

Total Investments - 100.21%
(Total cost $34,437,173)			35,328,720

Liabilities in Excess of Other Assets - (0.21)%			(72,565)

Net Assets - 100.00%			$35,256,155

See Notes to Financial Statements.

9 | December 31, 2017

Morningstar Income and Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2017

	Shares	Value
Exchange Traded Funds - 99.04%
iShares - 27.44%
Core S&P 500® ETF	26,889	$7,229,108
Core S&P® Mid-Cap ETF	17,064	3,238,406
Edge MSCI USA Quality Factor ETF	38,716	3,209,556
JP Morgan USD Emerging Markets Bond ETF	10,397	1,207,092
MSCI EAFE Value ETF	29,186	1,611,213
MSCI United Kingdom ETF	34,300	1,228,626
TIPS Bond ETF	38,889	4,436,457

Total iShares		22,160,458

Other - 71.60%
Highland/iBoxx Senior Loan ETF	177,241	3,224,014
PIMCO Enhanced Short Maturity Active ETF	7,912	803,543
SPDR® Bloomberg Barclays High Yield Bond ETF	32,861	1,206,656

SPDR® Portfolio Intermediate Term Corporate Bond ETF	70,310	2,406,008
VanEck Vectors™ J.P. Morgan EM Local Currency Bond ETF	128,883	2,446,199
Vanguard® FTSE Developed Markets ETF	135,957	6,099,031
Vanguard® FTSE Emerging Markets ETF	99,814	4,582,461
Vanguard® Intermediate-Term Government Bond ETF	50,209	3,210,865
Vanguard® Mortgage-Backed Securities ETF	30,602	1,604,769
Vanguard® Short-Term Bond ETF	96,659	7,645,727
Vanguard® Short-Term Corporate Bond ETF	50,622	4,014,324
Vanguard® Short-Term Inflation-Protected Securities ETF	16,269	794,252
Vanguard® Total Bond Market ETF	212,910	17,367,069

	Shares	Value
Other (continued)
Vanguard® Total Stock Market ETF	17,583	$2,413,267

Total Other		57,818,185

Total Exchange Traded Funds
(Cost $75,118,195)		79,978,643

	7-Day Yield	Shares	Value
Short-Term Investments - 1.06%
State Street Institutional Treasury Plus Money Market Fund	1.191%	858,184	$858,184

Total Short-Term Investments
(Cost $858,184)			858,184

Total Investments - 100.10%
(Total cost $75,976,379)			80,836,827

Liabilities in Excess of Other Assets - (0.10)%			(81,026)

Net Assets - 100.00%			$80,755,801

See Notes to Financial Statements.

10 | December 31, 2017

Morningstar Balanced ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2017

	Shares	Value
Exchange Traded Funds - 98.99%
iShares - 31.84%
Core S&P 500® ETF	75,706	$20,353,558
Core S&P® Mid-Cap ETF	71,858	13,637,211
Edge MSCI USA Quality Factor ETF	140,185	11,621,337
JP Morgan USD Emerging Markets Bond ETF	25,134	2,918,058
MSCI EAFE Value ETF	87,714	4,842,251
MSCI United Kingdom ETF	137,512	4,925,680
TIPS Bond ETF	34,441	3,929,029

Total iShares		62,227,124

Other - 67.15%
Highland/iBoxx Senior Loan ETF	323,850	5,890,831
PIMCO Enhanced Short Maturity Active ETF	19,027	1,932,382
SPDR® Bloomberg Barclays High Yield Bond ETF	52,675	1,934,226
SPDR® Portfolio Intermediate Term Corporate Bond ETF	171,317	5,862,468
VanEck Vectors™ J.P. Morgan EM Local Currency Bond ETF	206,619	3,921,629
Vanguard® FTSE Developed Markets ETF	544,841	24,441,567
Vanguard® FTSE Emerging Markets ETF	349,013	16,023,187
Vanguard® Intermediate-Term Government Bond ETF	61,113	3,908,176
Vanguard® Short-Term Bond ETF	210,158	16,623,498
Vanguard® Total Bond Market ETF	455,399	37,146,896
Vanguard® Total Stock Market ETF	98,932	13,578,417

Total Other		131,263,277

Total Exchange Traded Funds
(Cost $176,659,965)		193,490,401

7-Day Yield		Shares	Value
Short-Term Investments - 1.09%
State Street Institutional Treasury Plus Money Market Fund	1.191%	2,131,111	$2,131,111

Total Short-Term Investments
(Cost $2,131,111)			2,131,111

Total Investments - 100.08%
(Total cost $178,791,076)			195,621,512

Liabilities in Excess of Other Assets -	(0.08)%		(148,205)

Net Assets - 100.00%			$195,473,307

See Notes to Financial Statements.

11 | December 31, 2017

Morningstar Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2017

	Shares	Value
Exchange Traded Funds - 100.06%
iShares - 40.91%
Core S&P 500® ETF	131,949	$35,474,489
Core S&P® Mid-Cap ETF	120,312	22,832,811
Edge MSCI USA Quality Factor ETF	220,150	18,250,435
JP Morgan USD Emerging Markets Bond ETF	19,570	2,272,077
MSCI EAFE Value ETF	144,684	7,987,280
MSCI United Kingdom ETF	193,681	6,937,653

Total iShares		93,754,745

Other - 59.15%
Highland/iBoxx Senior Loan ETF	187,651	3,413,372
SPDR® Portfolio Intermediate Term Corporate Bond ETF	200,106	6,847,627
VanEck Vectors™ J.P. Morgan EM Local Currency Bond ETF	242,503	4,602,707
Vanguard® FTSE Developed Markets ETF	765,902	34,358,364
Vanguard® FTSE Emerging Markets ETF	558,476	25,639,633
Vanguard® Short-Term Bond ETF	202,809	16,042,192
Vanguard® Small-Cap ETF	15,487	2,288,978
Vanguard® Total Bond Market ETF	281,445	22,957,469
Vanguard® Total Stock Market ETF	141,540	19,426,365

Total Other		135,576,707

Total Exchange Traded Funds
(Cost $197,153,052)		229,331,452

	7-Day Yield	Shares	Value
Short-Term Investments - 0.21%
State Street Institutional Treasury Plus Money Market Fund	1.191%	469,984	$469,984

Total Short-Term Investments
(Cost $469,984)			469,984

Total Investments - 100.27%
(Total cost $197,623,036)			229,801,436

Liabilities in Excess of Other Assets - (0.27)%			(618,117)

Net Assets - 100.00%			$229,183,319

See Notes to Financial Statements.

12 | December 31, 2017

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2017

	Shares	Value
Exchange Traded Funds - 100.00%
iShares - 48.07%
Core S&P 500® ETF	72,707	$19,547,277
Core S&P® Mid-Cap ETF	62,750	11,908,695
Edge MSCI USA Quality Factor ETF	109,997	9,118,751
MSCI EAFE Value ETF	78,301	4,322,606
MSCI United Kingdom ETF	114,512	4,101,820

Total iShares		48,999,149

Other - 51.93%
Vanguard® FTSE Developed Markets ETF	392,120	17,590,503
Vanguard® FTSE Emerging Markets ETF	294,059	13,500,249
Vanguard® Short-Term Bond ETF	64,320	5,087,712
Vanguard® Small-Cap ETF	13,660	2,018,948
Vanguard® Total Bond Market ETF	62,496	5,097,799
Vanguard® Total Stock Market ETF	70,193	9,633,989

Total Other		52,929,200

Total Exchange Traded Funds
(Cost $87,868,307)		101,928,349

	7-Day Yield	Shares	Value
Short-Term Investments - 0.06%
State Street Institutional Treasury Plus Money Market Fund	1.191%	59,479	$59,479

Total Short-Term Investments
(Cost $59,479)			59,479

Total Investments - 100.06%
(Total cost $87,927,786)			101,987,828

Liabilities in Excess of Other Assets - (0.06)%			(57,595)

Net Assets - 100.00%			$101,930,233

See Notes to Financial Statements.

13 | December 31, 2017

Morningstar ETF Asset Allocation Series

Statements of Assets and Liabilities	As of December 31, 2017

	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
ASSETS:

Investments, at value	$35,328,720	$80,836,827	$195,621,512	$229,801,436	$101,987,828
Receivable for shares sold	3,726	336	2,029	5,293	21,132
Dividends receivable	7,079	12,584	21,738	20,386	135
Other assets	565	1,310	2,997	3,259	1,385
Total Assets	35,340,090	80,851,057	195,648,276	229,830,374	102,010,480

LIABILITIES:

Payable for investments purchased	36,044	–	–	464,972	–
Payable for shares redeemed	3,178	17,635	32,251	30,268	5,904
Payable to advisor	14,708	35,095	74,110	86,711	28,653
Payable for distribution and service fees	6,662	15,945	35,682	29,748	10,731
Payable for audit fees	18,450	18,450	18,450	18,450	18,450
Payable for trustees' fees	98	220	521	601	260
Accrued expenses and other liabilities	4,795	7,911	13,955	16,305	16,249
Total Liabilities	83,935	95,256	174,969	647,055	80,247
Net Assets	$35,256,155	$80,755,801	$195,473,307	$229,183,319	$101,930,233

NET ASSETS CONSIST OF:

Paid-in capital	$33,445,000	$71,892,163	$160,555,537	$173,735,556	$78,762,115
Accumulated net investment income	723,325	1,542,821	3,462,070	3,834,600	1,508,374
Accumulated net realized gain	196,283	2,460,369	14,625,264	19,434,763	7,599,702
Net unrealized appreciation	891,547	4,860,448	16,830,436	32,178,400	14,060,042
Net Assets	$35,256,155	$80,755,801	$195,473,307	$229,183,319	$101,930,233

Investments, at Cost	$34,437,173	$75,976,379	$178,791,076	$197,623,036	$87,927,786

PRICING OF SHARES:

Class I:
Net Assets	$3,888,366	$5,384,710	$26,516,172	$87,917,717	$50,782,773
Shares of beneficial interest outstanding	348,416	524,843	2,348,825	7,234,932	3,898,420
Net assets value, offering and redemption price per share	$11.16	$10.26	$11.29	$12.15	$13.03

Class II:
Net Assets	$31,367,789	$75,371,091	$168,957,135	$141,265,602	$51,147,460
Shares of beneficial interest outstanding	2,822,898	6,981,565	14,821,169	11,808,955	3,961,379
Net assets value, offering and redemption price per share	$11.11	$10.80	$11.40	$11.96	$12.91

See Notes to Financial Statements.

14 | December 31, 2017

Morningstar ETF Asset Allocation Series

Statements of Operations	For the Year Ended December 31, 2017

	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
INVESTMENT INCOME:
Dividends	$991,389	$2,164,304	$4,851,067	$5,242,794	$2,104,936
Total Investment Income	991,389	2,164,304	4,851,067	5,242,794	2,104,936

EXPENSES:
Investment advisor fee	160,234	365,964	859,216	952,609	408,398
12b-1 fees:
Class II	79,350	190,491	417,275	327,350	117,312
Custodian fees	4,705	6,565	10,678	16,176	8,333
Legal fees	1,934	4,600	11,042	12,715	5,581
Audit fees	16,741	16,741	16,741	16,741	16,741
Trustees' fees and expenses	6,590	15,104	35,210	38,557	16,417
Report to shareholder fees	3,072	14,165	16,639	22,098	22,007
Other expenses	10,938	15,222	25,056	26,024	15,358
Total expenses before waiver/reimbursements	283,564	628,852	1,391,857	1,412,270	610,147
Less fees waived/reimbursed by investment advisor
Class I	(1,673)	(451)	–	–	(5,635)
Class II	(13,827)	(6,928)	–	–	(5,842)
Total Net Expenses	268,064	621,473	1,391,857	1,412,270	598,670
Net Investment Income	723,325	1,542,831	3,459,210	3,830,524	1,506,266

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	534,425	2,798,748	15,362,179	20,539,511	8,132,213
Long-term capital gain distributions from other investment companies	4,356	8,059	17,213	10,369	2,269
Net change in unrealized appreciation on investments	884,540	3,338,049	5,163,531	9,558,338	6,815,249
Net Realized and Unrealized Gain on Investments	1,423,321	6,144,856	20,542,923	30,108,218	14,949,731
Net Increase in Net Assets Resulting from Operations	$2,146,646	$7,687,687	$24,002,133	$33,938,742	$16,455,997

See Notes to Financial Statements.

15 | December 31, 2017

Morningstar Conservative ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
OPERATIONS:

Net investment income	$723,325	$632,071
Net realized gain/(loss)	534,425	(158,106)
Long-term capital gain distributions from other investment companies	4,356	1,503
Net change in unrealized appreciation	884,540	1,312,550
Net increase in net assets resulting from operations	2,146,646	1,788,018

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
Class I	(77,318)	(65,971)
Class II	(552,267)	(484,167)
From net realized gain
Class I	(18,319)	(95,595)
Class II	(150,358)	(833,694)
Total distributions	(798,262)	(1,479,427)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	734,217	900,784
Issued to shareholders in reinvestment of distributions	95,637	161,566
Cost of shares redeemed	(802,184)	(650,608)
Net increase from share transactions	27,670	411,742
Class II
Proceeds from sale of shares	6,162,254	9,446,702
Issued to shareholders in reinvestment of distributions	702,625	1,317,861
Cost of shares redeemed	(8,404,290)	(14,687,107)
Net decrease from share transactions	(1,539,411)	(3,922,544)

Net decrease in net assets	(163,357)	(3,202,211)

NET ASSETS:

Beginning of year	35,419,512	38,621,723
End of year*	$35,256,155	$35,419,512

*Includes accumulated net investment income of:	$723,325	$632,063

See Notes to Financial Statements.

16 | December 31, 2017

Morningstar Conservative ETF Asset Allocation Portfolio

Statements of Changes in Net Assets (continued)

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
OTHER INFORMATION - SHARES:

Class I
Sold	66,155	81,902
Reinvested	8,608	15,057
Redeemed	(71,923)	(58,999)
Net increase in shares outstanding	2,840	37,960
Class II
Sold	558,131	855,502
Reinvested	63,528	123,395
Redeemed	(761,403)	(1,327,830)
Net decrease in shares outstanding	(139,744)	(348,933)

(1)	Prior to April 30, 2016, the Morningstar Conservative ETF Asset Allocation Portfolio was known as Ibbotson Conservative ETF Asset Allocation Portfolio.

See Notes to Financial Statements.

17 | December 31, 2017

Morningstar Income and Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
OPERATIONS:

Net investment income	$1,542,831	$1,409,396
Net realized gain	2,798,748	3,092,466
Long-term capital gain distributions from other investment companies	8,059	2,670
Net change in unrealized appreciation	3,338,049	877,910
Net increase in net assets resulting from operations	7,687,687	5,382,442

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
Class I	(109,893)	(97,345)
Class II	(1,291,032)	(1,304,180)
From net realized gain
Class I	(251,771)	(249,120)
Class II	(3,418,621)	(3,988,714)
Total distributions	(5,071,317)	(5,639,359)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	829,449	518,593
Issued to shareholders in reinvestment of distributions	361,664	346,465
Cost of shares redeemed	(648,399)	(511,877)
Net increase from share transactions	542,714	353,181
Class II
Proceeds from sale of shares	7,043,382	10,314,909
Issued to shareholders in reinvestment of distributions	4,709,653	5,292,894
Cost of shares redeemed	(16,572,787)	(25,961,384)
Net decrease from share transactions	(4,819,752)	(10,353,581)

Net decrease in net assets	(1,660,668)	(10,257,317)

NET ASSETS:

Beginning of year	82,416,469	92,673,786
End of year*	$80,755,801	$82,416,469

*Includes accumulated net investment income of:	$1,542,821	$1,409,384

See Notes to Financial Statements.

18 | December 31, 2017

Morningstar Income and Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets (continued)

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
OTHER INFORMATION - SHARES:

Class I
Sold	79,093	49,967
Reinvested	35,492	34,647
Redeemed	(61,062)	(49,716)
Net increase in shares outstanding	53,523	34,898
Class II
Sold	641,898	941,926
Reinvested	439,333	504,566
Redeemed	(1,511,675)	(2,387,260)
Net decrease in shares outstanding	(430,444)	(940,768)

(1)	Prior to April 30, 2016, the Morningstar Income and Growth ETF Asset Allocation Portfolio was known as Ibbotson Income and Growth ETF Asset Allocation Portfolio.

See Notes to Financial Statements.

19 | December 31, 2017

Morningstar Balanced ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
OPERATIONS:

Net investment income	$3,459,210	$3,085,819
Net realized gain	15,362,179	10,668,998
Long-term capital gain distributions from other investment companies	17,213	4,709
Net change in unrealized appreciation	5,163,531	1,958,559
Net increase in net assets resulting from operations	24,002,133	15,718,085

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
Class I	(471,899)	(447,832)
Class II	(2,659,106)	(2,761,369)
From net realized gain
Class I	(1,534,753)	(1,088,980)
Class II	(10,038,665)	(7,967,253)
Total distributions	(14,704,423)	(12,265,434)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	3,555,359	2,799,288
Issued to shareholders in reinvestment of distributions	2,006,652	1,536,812
Cost of shares redeemed	(2,486,262)	(3,771,360)
Net increase from share transactions	3,075,749	564,740
Class II
Proceeds from sale of shares	17,484,148	19,928,667
Issued to shareholders in reinvestment of distributions	12,697,771	10,728,623
Cost of shares redeemed	(34,189,679)	(60,843,014)
Net decrease from share transactions	(4,007,760)	(30,185,724)

Net increase/(decrease) in net assets	8,365,699	(26,168,333)

NET ASSETS:

Beginning of year	187,107,608	213,275,941
End of year*	$195,473,307	$187,107,608

*Includes accumulated net investment income of:	$3,462,070	$3,152,992

See Notes to Financial Statements.

20 | December 31, 2017

Morningstar Balanced ETF Asset Allocation Portfolio

Statements of Changes in Net Assets (continued)

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
OTHER INFORMATION - SHARES:

Class I
Sold	309,943	254,829
Reinvested	179,486	142,166
Redeemed	(217,348)	(340,979)
Net increase in shares outstanding	272,081	56,016
Class II
Sold	1,512,695	1,783,777
Reinvested	1,124,692	983,375
Redeemed	(2,959,772)	(5,506,319)
Net decrease in shares outstanding	(322,385)	(2,739,167)

(1)	Prior to April 30, 2016, the Morningstar Balanced ETF Asset Allocation Portfolio was known as Ibbotson Balanced ETF Asset Allocation Portfolio.

See Notes to Financial Statements.

21 | December 31, 2017

Morningstar Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
OPERATIONS:

Net investment income	$3,830,524	$3,062,493
Net realized gain	20,539,511	10,181,510
Long-term capital gain distributions from other investment companies	10,369	2,925
Net change in unrealized appreciation	9,558,338	5,341,326
Net increase in net assets resulting from operations	33,938,742	18,588,254

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
Class I	(1,296,344)	(1,233,087)
Class II	(1,823,466)	(1,722,422)
From net realized gain
Class I	(4,321,957)	(3,117,933)
Class II	(7,107,521)	(5,284,212)
Total distributions	(14,549,288)	(11,357,654)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	7,998,275	8,239,359
Issued to shareholders in reinvestment of distributions	5,618,301	4,351,020
Cost of shares redeemed	(6,379,740)	(8,587,979)
Net increase from share transactions	7,236,836	4,002,400
Class II
Proceeds from sale of shares	21,567,956	19,455,307
Issued to shareholders in reinvestment of distributions	8,930,987	7,006,634
Cost of shares redeemed	(22,904,978)	(44,851,590)
Net increase/(decrease) from share transactions	7,593,965	(18,389,649)

Net increase/(decrease) in net assets	34,220,255	(7,156,649)

NET ASSETS:

Beginning of year	194,963,064	202,119,713
End of year*	$229,183,319	$194,963,064

*Includes accumulated net investment income of:	$3,834,600	$3,146,088

See Notes to Financial Statements.

22 | December 31, 2017

Morningstar Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets (continued)

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
OTHER INFORMATION - SHARES:

Class I
Sold	666,978	751,002
Reinvested	467,802	391,984
Redeemed	(532,398)	(763,104)
Net increase in shares outstanding	602,382	379,882
Class II
Sold	1,818,632	1,789,336
Reinvested	755,583	639,875
Redeemed	(1,943,976)	(4,109,616)
Net increase/(decrease) in shares outstanding	630,239	(1,680,405)

(1)	Prior to April 30, 2016, the Morningstar Growth ETF Asset Allocation Portfolio was known as Ibbotson Growth ETF Asset Allocation Portfolio.

See Notes to Financial Statements.

23 | December 31, 2017

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
OPERATIONS:

Net investment income	$1,506,266	$1,215,802
Net realized gain	8,132,213	5,404,127
Long-term capital gain distributions from other investment companies	2,269	625
Net change in unrealized appreciation	6,815,249	2,047,442
Net increase in net assets resulting from operations	16,455,997	8,667,996

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
Class I	(668,849)	(551,201)
Class II	(578,493)	(533,841)
From net realized gain
Class I	(2,754,665)	(1,727,885)
Class II	(2,843,917)	(2,088,477)
Total distributions	(6,845,924)	(4,901,404)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	8,225,534	7,453,474
Issued to shareholders in reinvestment of distributions	3,423,514	2,279,086
Cost of shares redeemed	(3,029,247)	(2,993,222)
Net increase from share transactions	8,619,801	6,739,338
Class II
Proceeds from sale of shares	9,715,156	10,175,519
Issued to shareholders in reinvestment of distributions	3,422,410	2,622,318
Cost of shares redeemed	(10,490,714)	(22,270,496)
Net increase/(decrease) from share transactions	2,646,852	(9,472,659)

Net increase in net assets	20,876,726	1,033,271

NET ASSETS:

Beginning of year	81,053,507	80,020,236
End of year*	$101,930,233	$81,053,507

*Includes accumulated net investment income of:	$1,508,374	$1,257,088

See Notes to Financial Statements.

24 | December 31, 2017

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets (continued)

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
OTHER INFORMATION - SHARES:

Class I
Sold	643,779	646,820
Reinvested	266,421	194,130
Redeemed	(237,764)	(256,607)
Net increase in shares outstanding	672,436	584,343
Class II
Sold	772,155	890,587
Reinvested	268,635	225,092
Redeemed	(839,669)	(1,937,753)
Net increase/(decrease) in shares outstanding	201,121	(822,074)

(1)	Prior to April 30, 2016, the Morningstar Aggressive Growth ETF Asset Allocation Portfolio was known as Ibbotson Aggressive Growth ETF Asset Allocation Portfolio.

See Notes to Financial Statements.

25 | December 31, 2017

Morningstar Conservative ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	Class I
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.75	$10.72	$11.27	$11.24	$11.24
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.25	0.22	0.18	0.17	0.15
Net realized and unrealized gain/(loss) on investments	0.44	0.30	(0.29)	0.18	0.16
Total income/(loss) from investment operations	0.69	0.52	(0.11)	0.35	0.31

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.23)	(0.20)	(0.16)	(0.15)	(0.17)
From net realized gain	(0.05)	(0.29)	(0.28)	(0.17)	(0.14)
Total distributions	(0.28)	(0.49)	(0.44)	(0.32)	(0.31)
Net increase/(decrease) in net asset value	0.41	0.03	(0.55)	0.03	–
Net asset value - end of year	$11.16	$10.75	$10.72	$11.27	$11.24

Total Return*	6.45%	4.88%	(0.96)%	3.10%	2.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$3,888	$3,714	$3,296	$3,340	$3,037
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.57%	0.58%	0.57%	0.55%	0.58%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income after waiver/reimbursements	2.27%	1.97%	1.59%	1.48%	1.29%
Portfolio turnover rate	35%	55%	37%	23%	19%

*	Assumes reinvestment of any dividends and distributions.
(1)	Prior to April 30, 2016, the Morningstar Conservative ETF Asset Allocation Portfolio was known as Ibbotson Conservative ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

26 | December 31, 2017

Morningstar Conservative ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	Class II
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.70	$10.67	$11.22	$11.20	$11.20
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.22	0.18	0.15	0.14	0.12
Net realized and unrealized gain/(loss) on investments	0.44	0.31	(0.28)	0.17	0.17
Total income/(loss) from investment operations	0.66	0.49	(0.13)	0.31	0.29

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.20)	(0.17)	(0.14)	(0.12)	(0.15)
From net realized gain	(0.05)	(0.29)	(0.28)	(0.17)	(0.14)
Total distributions	(0.25)	(0.46)	(0.42)	(0.29)	(0.29)
Net increase/(decrease) in net asset value	0.41	0.03	(0.55)	0.02	–
Net asset value - end of year	$11.11	$10.70	$10.67	$11.22	$11.20

Total Return*	6.20%	4.61%	(1.21)%	2.77%	2.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$31,368	$31,705	$35,325	$36,575	$36,295
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.82%	0.83%	0.82%	0.80%	0.83%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income after waiver/reimbursements	2.00%	1.66%	1.33%	1.22%	1.05%
Portfolio turnover rate	35%	55%	37%	23%	19%

*	Assumes reinvestment of any dividends and distributions.
(1)	Prior to April 30, 2016, the Morningstar Conservative ETF Asset Allocation Portfolio was known as Ibbotson Conservative ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

27 | December 31, 2017

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	Class I
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.00	$10.12	$10.93	$10.90	$10.41
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.23	0.20	0.18	0.17	0.15
Net realized and unrealized gain/(loss) on investments	0.78	0.49	(0.35)	0.22	0.63
Total income/(loss) from investment operations	1.01	0.69	(0.17)	0.39	0.78

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.23)	(0.23)	(0.21)	(0.16)	(0.19)
From net realized gain	(0.52)	(0.58)	(0.43)	(0.20)	(0.10)
Total distributions	(0.75)	(0.81)	(0.64)	(0.36)	(0.29)
Net increase/(decrease) in net asset value	0.26	(0.12)	(0.81)	0.03	0.49
Net asset value - end of year	$10.26	$10.00	$10.12	$10.93	$10.90

Total Return*	10.12%	6.73%	(1.52)%	3.63%	7.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$5,385	$4,712	$4,417	$4,227	$3,736
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.54%	0.54%	0.52%	0.50%	0.53%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.52%	0.50%	0.53%
Net investment income after waiver/reimbursements	2.16%	1.92%	1.63%	1.56%	1.39%
Portfolio turnover rate	34%	40%	24%	16%	12%

*	Assumes reinvestment of any dividends and distributions.
(1)	Prior to April 30, 2016, the Morningstar Income and Growth ETF Asset Allocation Portfolio was known as Ibbotson Income and Growth ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

28 | December 31, 2017

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	Class II
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.48	$10.57	$11.37	$11.33	$10.81
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.21	0.18	0.15	0.15	0.13
Net realized and unrealized gain/(loss) on investments	0.83	0.50	(0.35)	0.22	0.65
Total income/(loss) from investment operations	1.04	0.68	(0.20)	0.37	0.78

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.20)	(0.19)	(0.17)	(0.13)	(0.16)
From net realized gain	(0.52)	(0.58)	(0.43)	(0.20)	(0.10)
Total distributions	(0.72)	(0.77)	(0.60)	(0.33)	(0.26)
Net increase/(decrease) in net asset value	0.32	(0.09)	(0.80)	0.04	0.52
Net asset value - end of year	$10.80	$10.48	$10.57	$11.37	$11.33

Total Return*	9.94%	6.37%	(1.68)%	3.30%	7.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$75,371	$77,704	$88,257	$107,135	$110,724
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.79%	0.79%	0.77%	0.76%	0.78%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.77%	0.76%	0.78%
Net investment income after waiver/reimbursements	1.88%	1.63%	1.33%	1.29%	1.14%
Portfolio turnover rate	34%	40%	24%	16%	12%

*	Assumes reinvestment of any dividends and distributions.
(1)	Prior to April 30, 2016, the Morningstar Income and Growth ETF Asset Allocation Portfolio was known as Ibbotson Income and Growth ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

29 | December 31, 2017

Morningstar Balanced ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	Class I
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.78	$10.64	$11.37	$11.18	$10.18
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.24	0.21	0.19	0.19	0.17
Net realized and unrealized gain/(loss) on investments	1.22	0.72	(0.42)	0.34	1.07
Total income/(loss) from investment operations	1.46	0.93	(0.23)	0.53	1.24

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.22)	(0.23)	(0.19)	(0.16)	(0.18)
From net realized gain	(0.73)	(0.56)	(0.31)	(0.18)	(0.06)
Total distributions	(0.95)	(0.79)	(0.50)	(0.34)	(0.24)
Net increase/(decrease) in net asset value	0.51	0.14	(0.73)	0.19	1.00
Net asset value - end of year	$11.29	$10.78	$10.64	$11.37	$11.18

Total Return*	13.65%	8.69%	(1.97)%	4.79%	12.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$26,516	$22,388	$21,502	$20,807	$19,383
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.51%	0.52%	0.51%	0.50%	0.52%
Net expenses after waiver/reimbursements	0.51%	0.52%	0.51%	0.50%	0.52%
Net investment income after waiver/reimbursements	2.06%	1.86%	1.68%	1.70%	1.59%
Portfolio turnover rate	38%	34%	29%	19%	11%

*	Assumes reinvestment of any dividends and distributions.

(1)	Prior to April 30, 2016, the Morningstar Balanced ETF Asset Allocation Portfolio was known as Ibbotson Balanced ETF Asset Allocation Portfolio.

(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

30 | December 31, 2017

Morningstar Balanced ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	Class II
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.88	$10.72	$11.45	$11.26	$10.26
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.21	0.17	0.16	0.17	0.14
Net realized and unrealized gain/(loss) on investments	1.23	0.74	(0.42)	0.34	1.07
Total income/(loss) from investment operations	1.44	0.91	(0.26)	0.51	1.21

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.19)	(0.19)	(0.16)	(0.14)	(0.15)
From net realized gain	(0.73)	(0.56)	(0.31)	(0.18)	(0.06)
Total distributions	(0.92)	(0.75)	(0.47)	(0.32)	(0.21)
Net increase/(decrease) in net asset value	0.52	0.16	(0.73)	0.19	1.00
Net asset value - end of year	$11.40	$10.88	$10.72	$11.45	$11.26

Total Return*	13.33%	8.48%	(2.22)%	4.51%	11.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$168,957	$164,720	$191,774	$207,046	$199,551
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.76%	0.77%	0.76%	0.75%	0.77%
Net expenses after waiver/reimbursements	0.76%	0.77%	0.76%	0.75%	0.77%
Net investment income after waiver/reimbursements	1.78%	1.56%	1.40%	1.43%	1.30%
Portfolio turnover rate	38%	34%	29%	19%	11%

*	Assumes reinvestment of any dividends and distributions.

(1)	Prior to April 30, 2016, the Morningstar Balanced ETF Asset Allocation Portfolio was known as Ibbotson Balanced ETF Asset Allocation Portfolio.

(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

31 | December 31, 2017

Morningstar Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	Class I
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.04	$10.68	$11.27	$10.91	$9.48
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.24	0.20	0.18	0.18	0.16
Net realized and unrealized gain/(loss) on investments	1.70	0.86	(0.44)	0.34	1.42
Total income/(loss) from investment operations	1.94	1.06	(0.26)	0.52	1.58

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.19)	(0.20)	(0.17)	(0.14)	(0.14)
From net realized gain	(0.64)	(0.50)	(0.16)	(0.02)	(0.01)
Total distributions	(0.83)	(0.70)	(0.33)	(0.16)	(0.15)
Net increase/(decrease) in net asset value	1.11	0.36	(0.59)	0.36	1.43
Net asset value - end of year	$12.15	$11.04	$10.68	$11.27	$10.91

Total Return*	17.68%	9.88%	(2.22)%	4.85%	16.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$87,918	$73,255	$66,750	$63,676	$53,553
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.51%	0.52%	0.51%	0.50%	0.52%
Net expenses after waiver/reimbursements	0.51%	0.52%	0.51%	0.50%	0.52%
Net investment income after waiver/reimbursements	1.96%	1.78%	1.60%	1.64%	1.53%
Portfolio turnover rate	43%	37%	28%	16%	6%

*	Assumes reinvestment of any dividends and distributions.

(1)	Prior to April 30, 2016, the Morningstar Growth ETF Asset Allocation Portfolio was known as Ibbotson Growth ETF Asset Allocation Portfolio.

(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

32 | December 31, 2017

Morningstar Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	Class II
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.89	$10.53	$11.12	$10.77	$9.36
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.20	0.16	0.15	0.15	0.12
Net realized and unrealized gain/(loss) on investments	1.67	0.86	(0.44)	0.34	1.42
Total income/(loss) from investment operations	1.87	1.02	(0.29)	0.49	1.54

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.16)	(0.16)	(0.14)	(0.12)	(0.12)
From net realized gain	(0.64)	(0.50)	(0.16)	(0.02)	(0.01)
Total distributions	(0.80)	(0.66)	(0.30)	(0.14)	(0.13)
Net increase/(decrease) in net asset value	1.07	0.36	(0.59)	0.35	1.41
Net asset value - end of year	$11.96	$10.89	$10.53	$11.12	$10.77

Total Return*	17.30%	9.69%	(2.51)%	4.57%	16.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$141,266	$121,708	$135,370	$145,233	$142,959
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.76%	0.77%	0.76%	0.75%	0.77%
Net expenses after waiver/reimbursements	0.76%	0.77%	0.76%	0.75%	0.77%
Net investment income after waiver/reimbursements	1.71%	1.47%	1.32%	1.35%	1.23%
Portfolio turnover rate	43%	37%	28%	16%	6%

*	Assumes reinvestment of any dividends and distributions.

(1)	Prior to April 30, 2016, the Morningstar Growth ETF Asset Allocation Portfolio was known as Ibbotson Growth ETF Asset Allocation Portfolio.

(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

33 | December 31, 2017

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	Class I
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.65	$11.13	$11.79	$11.48	$9.88
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.23	0.20	0.19	0.20	0.18
Net realized and unrealized gain/(loss) on investments	2.11	1.08	(0.51)	0.34	1.64
Total income/(loss) from investment operations	2.34	1.28	(0.32)	0.54	1.82

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.19)	(0.18)	(0.17)	(0.14)	(0.14)
From net realized gain	(0.77)	(0.58)	(0.17)	(0.09)	(0.08)
Total distributions	(0.96)	(0.76)	(0.34)	(0.23)	(0.22)
Net increase/(decrease) in net asset value	1.38	0.52	(0.66)	0.31	1.60
Net asset value - end of year	$13.03	$11.65	$11.13	$11.79	$11.48

Total Return*	20.17%	11.45%	(2.65)%	4.74%	18.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$50,783	$37,588	$29,410	$25,603	$20,301
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.54%	0.55%	0.53%	0.51%	0.55%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.52%	0.51%	0.52%
Net investment income after waiver/reimbursements	1.81%	1.77%	1.56%	1.70%	1.63%
Portfolio turnover rate	43%	46%	27%	19%	8%

*	Assumes reinvestment of any dividends and distributions.

(1)	Prior to April 30, 2016, the Morningstar Aggressive Growth ETF Asset Allocation Portfolio was known as Ibbotson Aggressive Growth ETF Asset Allocation Portfolio.

(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

34 | December 31, 2017

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	Class II
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.56	$11.04	$11.70	$11.39	$9.82
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.19	0.16	0.15	0.17	0.14
Net realized and unrealized gain/(loss) on investments	2.09	1.09	(0.50)	0.34	1.63
Total income/(loss) from investment operations	2.28	1.25	(0.35)	0.51	1.77

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.16)	(0.15)	(0.14)	(0.11)	(0.12)
From net realized gain	(0.77)	(0.58)	(0.17)	(0.09)	(0.08)
Total distributions	(0.93)	(0.73)	(0.31)	(0.20)	(0.20)
Net increase/(decrease) in net asset value	1.35	0.52	(0.66)	0.31	1.57
Net asset value - end of year	$12.91	$11.56	$11.04	$11.70	$11.39

Total Return*	19.80%	11.21%	(2.92)%	4.56%	18.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$51,147	$43,465	$50,611	$53,164	$48,589
Ratios to average net assets:

Total expenses before waiver/reimbursements	0.79%	0.80%	0.78%	0.76%	0.80%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.77%	0.76%	0.77%
Net investment income after waiver/reimbursements	1.52%	1.39%	1.25%	1.41%	1.31%
Portfolio turnover rate	43%	46%	27%	19%	8%

*	Assumes reinvestment of any dividends and distributions.

(1)	Prior to April 30, 2016, the Morningstar Aggressive Growth ETF Asset Allocation Portfolio was known as Ibbotson Aggressive Growth ETF Asset Allocation Portfolio.

(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

35 | December 31, 2017

ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview	December 31, 2017 (Unaudited)

Investment Objective

The ALPS | Alerian Energy Infrastructure Portfolio (the “Portfolio”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index (the “AMEI Index”).

The Portfolio employs a “passive management” – or indexing – investment approach designed to track the performance of the AMEI Index. Developed by Alerian, tahe AMEI Index is intended to give investors a means of tracking the overall performance of North American energy infrastructure companies. The AMEI Index is a composite of North American energy infrastructure companies engaged in the pipeline transportation, storage, and processing of energy commodities (also known as “midstream energy businesses”). Each constituent is assigned to one of four categories: (i) U.S. Energy Infrastructure MLPs; (ii) U.S. General Partners; (iii) U.S. Energy Infrastructure Companies; and (iv) Canadian Energy Infrastructure Companies.

Portfolio Overview

During the twelve-month period from January 1, 2017 to December 31, 2017, the ALPS Alerian Energy Infrastructure Portfolio’s Class I Shares delivered a net return of -0.49% (Class III delivered a net return of -0.84%). This compares to the Fund’s index, the Alerian Energy Infrastructure Index (“AMEI”), which fell -4.3% on a price return basis and rose 0.8% on a total return basis.

During the period, Antero Midstream GP LP (AMGP) and Andeavor Logistics LP (ANDX) were added to AMEI. Antero Midstream Partners (AM) and Archrock Inc (AROC) were removed from AMEI. Spectra Energy (SE) was removed from the index during a special rebalancing due to its merger with Enbridge (ENB). Veresen (VSN) was also removed in a special rebalancing due to its merger with Pembina Pipeline Corp. (PPL).

The methodology was updated in September 2017 to, among other things, better capture the investable universe, reflect established guidelines for diversified portfolios, mirror industry trends, and minimize future index turnover.

At the beginning of the year, energy infrastructure companies rallied, largely as a function of the new administration and its pro-energy stance. Expedited approvals for the Dakota Access Pipeline and Keystone XL projects resulted in energy infrastructure companies rallying further. However, as oil prices began to decline from mid-$50/barrel to sub-$50/barrel in March, energy infrastructure equity performance became sluggish, mirroring the broader selloff in the energy sector. While oil prices recovered during a few periods in April and May, by June, oil prices fell again below $50/barrel to end the month around $45/barrel. This pricing volatility has continued to impact the performance of energy infrastructure companies.

US tax reform was passed at the end of the year, which both lowered the corporate tax rate for US corporations and maintained the MLP tax advantage. This alleviated concerns that had been putting downward pressure on prices in the last quarter of the year.

Volatility equals uncertainty, and uncertainty is the enemy of premium valuations. If oil averages $50 but swings wildly, investors are likely to remain skittish. On the other hand, stability at $50 or higher will likely push equity prices higher. Investors appear to remain focused on the significant amount of crude sitting in storage tanks, the large inventory of drilled uncompleted wells, uncertainty around global demand, and continued innovation by US shale producers in the Permian and SCOOP/STACK (South Central Oklahoma Oil Province and the Sooner Trend Anadarko Canadian Kingfisher) plays and, consequently, lower breakeven prices. While we do not believe oil will retest the lows of 2016, the combination of reserves, demand concerns, and efficiency is likely to put a ceiling on any meaningful near-term improvement in prices.

Despite the volatility in commodity prices, total North American production has continued to increase, largely as a function of productivity gains. Energy infrastructure companies are expected to continue building and operating the necessary infrastructure to connect the wellhead to the end user. Technological advances in upstream are likely to continue, thereby lowering breakeven costs for producers and indirectly providing volume and cash flow support for fee-based midstream assets.

Michael Akins	Ryan Mischker	Andrew Hicks
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect ALPS Advisors, Inc. (the “Adviser”), Alerian, nor the Portfolio’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Portfolio or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Adviser, Sub-Adviser, nor the Portfolio(s) accepts any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.

36 | December 31, 2017

 ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview (continued)	December 31, 2017 (Unaudited)

PORTFOLIO PERFORMANCE | AS OF DECEMBER 31, 2017

				Since Inception	Annualized Expense Ratios as disclosed in current prospectus dated 4/30/17
	Six Months[1]	1 Year	3 Year	(5/01/13)	Gross	Net[2]
ALPS | Alerian Energy Infrastructure
Portfolio - Class I	1.27%	-0.49%	-4.30%	1.26%	1.00%	0.95%
ALPS | Alerian Energy Infrastructure
Portfolio - Class III	1.12%	-0.84%	-4.66%	0.84%	1.35%	1.30%
Alerian Energy Infrastructure Index[3]	1.99%	0.76%	-3.12%	2.59%

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

[1]	Total return for a period of less than one year is not annualized.

[2]	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect, and Financial Highlights tables for expense ratios as of December 31, 2017. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions, and extraordinary expenses, do not exceed 0.80% of either Class I or Class III shares average daily net assets through April 29, 2018. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

[3]	The Alerian Energy Infrastructure Index is a composite of North American energy infrastructure companies engaged in the pipeline transportation, storage, and processing of energy commodities. An investor cannot invest directly in an index.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The benefit you are expected to derive from the Portfolio’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Portfolio’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.

If an MLP in the Portfolio is deemed a corporation rather than a partnership for federal income tax purposes, then the income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Portfolio which could result in a reduction of the Portfolio’s value.

Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Portfolio.

The ALPS | Alerian Energy Infrastructure Portfolio is distributed by ALPS Portfolio Solutions Distributor (the “Distributor”). The Distributor is not affiliated with Alerian.

37 | December 31, 2017

ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview (continued)	December 31, 2017 (Unaudited)

Top 10 Holdings(1)(2) (as of December 31, 2017)

SemGroup Corp.	6.03%
Targa Resources Corp.	5.35%
Enterprise Products Partners LP	5.16%
Magellan Midstream Partners LP	5.08%
The Williams Cos., Inc.	5.03%
Kinder Morgan, Inc.	5.03%
Pembina Pipeline Corp.	4.98%
Enbridge, Inc.	4.96%
ONEOK, Inc.	4.94%
TransCanada Corp.	4.86%
Total	51.42%

(1)	% of Net Assets.
(2)	Holdings are subject to change and may not reflect the current or future position of the Portfolio.

(3)	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2017.

Sector Allocation(1)(2)

The illustration below is based on a hypothetical $10,000 investment in the Portfolio since inception (May 1, 2013). All results shown assume reinvestments of dividends and capital gains.

Growth of $10,000 (as of December 31, 2017)

ALPS | Alerian Energy Infrastructure Portfolio (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables and graphs within the performance overview section do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

38 | December 31, 2017

ALPS | Alerian Energy Infrastructure Portfolio

Schedule of Investments	As of December 31, 2017

	Shares	Value
Canadian Energy Infrastructure Companies - 24.40%
AltaGas, Ltd.	75,080	$1,709,459
Enbridge, Inc.	110,694	4,329,131
Gibson Energy, Inc.	62,719	907,105
Inter Pipeline, Ltd.	165,361	3,424,301
Keyera Corp.	82,600	2,327,520
Pembina Pipeline Corp.	119,858	4,339,489
TransCanada Corp.	87,027	4,235,729

Total Canadian Energy Infrastructure Companies (Cost $20,691,233)		21,272,734

U.S. Energy Infrastructure Companies - 25.95%
Kinder Morgan, Inc.	242,612	4,383,999
Macquarie Infrastructure Corp.	62,596	4,018,663
ONEOK, Inc.	80,543	4,305,023
SemGroup Corp., Class A	174,173	5,260,025
Targa Resources Corp.	96,316	4,663,621

Total U.S. Energy Infrastructure Companies (Cost $20,804,276)		22,631,331

U.S. Energy Infrastructure MLPs - 24.64%
Andeavor Logistics LP	24,400	1,127,036
Buckeye Partners LP	40,921	2,027,636
Cheniere Energy Partners LP	9,980	295,807
Energy Transfer Equity LP	243,097	4,195,854
Enterprise Products Partners LP	169,718	4,499,224
EQT GP Holdings LP	5,319	143,081
Magellan Midstream Partners LP	62,389	4,425,876
MPLX LP	81,270	2,882,647
NuStar GP Holdings LLC	5,873	92,206
Phillips 66 Partners LP	12,192	638,251
Shell Midstream Partners LP	26,457	788,948
Western Gas Equity Partners LP	9,928	368,924

Total U.S. Energy Infrastructure MLPs
(Cost $21,750,281)		21,485,490

	Shares	Value
U.S. General Partners - 23.79%
Antero Midstream GP LP	24,802	$489,095
CenterPoint Energy, Inc.	139,292	3,950,321
Dominion Energy, Inc.	49,686	4,027,547
EnLink Midstream LLC	41,796	735,610
OGE Energy Corp.	116,894	3,846,982
Plains GP Holdings LP, Class A	105,350	2,312,432
Tallgrass Energy GP LP	38,619	994,053
The Williams Cos., Inc.	143,896	4,387,389

Total U.S. General Partners
(Cost $19,079,138)		20,743,429

Total Investments - 98.78%
(Total cost $82,324,928)		86,132,984

Other Assets in Excess of Liabilities - 1.22%		1,060,151

Net Assets - 100.00%		$87,193,135

See Notes to Financial Statements.

39 | December 31, 2017

ALPS | Alerian Energy Infrastructure Portfolio

Statement of Assets and Liabilities	As of December 31, 2017

ASSETS:

Investments, at value	$86,132,984
Receivable for investments sold	619,461
Receivable for shares sold	567,362
Dividends receivable	98,125
Other assets	1,587
Total Assets	87,419,519

LIABILITIES:

Payable to custodian for overdraft	92,942
Payable for shares redeemed	7,175
Payable to advisor	49,450
Payable for distribution and service fees	35,501
Payable for audit fees	23,252
Payable for trustees' fees	452
Accrued expenses and other liabilities	17,612
Total Liabilities	226,384
Net Assets	$87,193,135

NET ASSETS CONSIST OF:

Paid-in capital	$96,216,756
Accumulated net investment loss	(1,288,285)
Accumulated net realized loss	(11,543,820)
Net unrealized appreciation	3,808,484
Net Assets	$87,193,135

Investments, at Cost	$82,324,928

PRICING OF SHARES:

Class I:
Net Assets	$1,212,998
Shares of beneficial interest outstanding	126,952
Net assets value, offering and redemption price per share	$9.55

Class III:
Net Assets	$85,980,137
Shares of beneficial interest outstanding	9,019,945
Net assets value, offering and redemption price per share	$9.53

See Notes to Financial Statements.

40 | December 31, 2017

ALPS | Alerian Energy Infrastructure Portfolio

Statement of Operations	For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $168,536)	$3,498,619
Total Investment Income	3,498,619

EXPENSES:
Investment advisor fee	612,994
12b-1 fees:
Class III	217,496
Shareholder servicing fees:
Class I	858
Class III	217,496
Custodian fees	22,375
Legal fees	5,602
Audit fees	20,971
Trustees' fees and expenses	16,510
Report to shareholder fees	27,392
Other expenses	15,793
Total expenses before waiver/reimbursements	1,157,487
Less fees waived/reimbursed by investment advisor
Class I	(116)
Class III	(21,005)
Total Net Expenses	1,136,366
Net Investment Income	2,362,253

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	57,185
Foreign currency transactions	(889)
Net realized gain	56,296
Net change in unrealized depreciation on:
Investments	(3,154,006)
Translation of assets and liabilities denominated in foreign currencies	(127)
Net change in unrealized depreciation	(3,154,133)
Net Realized and Unrealized Loss on Investments	(3,097,837)
Net Decrease in Net Assets Resulting from Operations	$(735,584)

See Notes to Financial Statements.

41 | December 31, 2017

ALPS | Alerian Energy Infrastructure Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

OPERATIONS:

Net investment income	$2,362,253	$2,044,645
Net realized gain/(loss)	56,296	(11,578,171)
Net change in unrealized appreciation/(depreciation)	(3,154,133)	33,876,211
Net increase/(decrease) in net assets resulting from operations	(735,584)	24,342,685

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
Class I	(27,020)	(8,395)
Class III	(1,626,857)	(1,657,646)
Total distributions	(1,653,877)	(1,666,041)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	887,371	245,703
Issued to shareholders in reinvestment of distributions	27,020	8,395
Cost of shares redeemed	(70,888)	(347,590)
Net increase/(decrease) from share transactions	843,503	(93,492)
Class III
Proceeds from sale of shares	17,596,318	29,048,165
Issued to shareholders in reinvestment of distributions	1,626,857	1,657,646
Cost of shares redeemed	(18,277,728)	(18,236,249)
Net increase from share transactions	945,447	12,469,562

Net increase/(decrease) in net assets	(600,511)	35,052,714

NET ASSETS:

Beginning of year	87,793,646	52,740,932
End of year*	$87,193,135	$87,793,646

*Includes accumulated net investment loss of:	$(1,288,285)	$(292,001)

OTHER INFORMATION - SHARES:

Class I
Sold	91,266	33,543
Reinvested	2,887	877
Redeemed	(7,234)	(40,907)
Net increase/(decrease) in shares outstanding	86,919	(6,487)

Class III
Sold	1,804,381	3,491,127
Reinvested	174,182	173,576
Redeemed	(1,880,535)	(2,127,385)
Net increase in shares outstanding	98,028	1,537,318

See Notes to Financial Statements.

42 | December 31, 2017

ALPS | Alerian Energy Infrastructure Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	Class I
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period May 1, 2013 (Commencement of Operations) to December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$9.82	$7.10	$11.91	$10.76	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.30	0.28	0.34	0.32	0.18
Net realized and unrealized gain/(loss) on investments	(0.35)	2.65	(4.86)	1.00	0.58
Total income/(loss) from investment operations	(0.05)	2.93	(4.52)	1.32	0.76

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.22)	(0.21)	(0.10)	(0.10)	–
From net realized gain	–	–	(0.19)	(0.07)	–
Total distributions	(0.22)	(0.21)	(0.29)	(0.17)	–
Net increase/(decrease) in net asset value	(0.27)	2.72	(4.81)	1.15	0.76
Net asset value - end of period	$9.55	$9.82	$7.10	$11.91	$10.76

Total Return*	(0.49)%	41.39%	(37.71)%	12.44%	7.60	%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$1,213	$393	$330	$365	$151
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.97%	0.95%	0.94%	0.95%	3.11	%(3)
Net expenses after waiver/reimbursements	0.95%	0.90%	0.90%	0.80%	0.80	%(3)
Net investment income after waiver/reimbursements	3.12%	3.32%	3.37%	2.73%	2.67	%(3)
Portfolio turnover rate	40%	50%	59%	33%	26	%(2)

*	Assumes reinvestment of any dividends and distributions.
(1)	Per share numbers have been calculated using the average shares method.
(2)	Not annualized.
(3)	Annualized.

See Notes to Financial Statements.

43 | December 31, 2017

ALPS | Alerian Energy Infrastructure Portfolio – Class III

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	Class III
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period May 1, 2013 (Commencement of Operations) to December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$9.80	$7.10	$11.90	$10.72	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.26	0.25	0.31	0.27	0.14
Net realized and unrealized gain/(loss) on investments	(0.35)	2.64	(4.85)	1.00	0.58
Total income/(loss) from investment operations	(0.09)	2.89	(4.54)	1.27	0.72

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.18)	(0.19)	(0.07)	(0.01)	–
From net realized gain	–	–	(0.19)	(0.08)	–
Total distributions	(0.18)	(0.19)	(0.26)	(0.09)	–
Net increase/(decrease) in net asset value	(0.27)	2.70	(4.80)	1.18	0.72
Net asset value - end of period	$9.53	$9.80	$7.10	$11.90	$10.72

Total Return*	(0.84)%	40.80%	(37.92)%	11.91%	7.20	%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$85,980	$87,401	$52,411	$68,777	$19,650
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.32%	1.35%	1.27%	1.40%	2.22	%(3)
Net expenses after waiver/reimbursements	1.30%	1.30%	1.23%	1.28%	1.30	%(3)
Net investment income after waiver/reimbursements	2.69%	2.91%	3.07%	2.24%	2.16	%(3)
Portfolio turnover rate	40%	50%	59%	33%	26	%(2)

*	Assumes reinvestment of any dividends and distributions.
(1)	Per share numbers have been calculated using the average shares method.
(2)	Not annualized.
(3)	Annualized.

See Notes to Financial Statements.

44 | December 31, 2017

ALPS | Red Rocks Listed Private Equity Portfolio

Performance Overview	December 31, 2017 (Unaudited)

Investment Objective

The investment objective of the ALPS | Red Rocks Listed Private Equity Portfolio (the “Portfolio”) is to seek to maximize total return, which consists of appreciation on its investments and a variable income stream.

The Portfolio will invest at least 80% of its net assets in securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as their stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”). Although the Portfolio does not invest directly in private companies, it is managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

Record Demand For Private Equity

Investor demand for private equity (PE) continues to be strong as global PE finished 2017 on a robust note with new highs in both fund raising and dry powder. According to Preqin, a private markets data provider, global PE funds raised $453 billion in 2017, surpassing the 2007 record of $414 billion, and now have more than $1 trillion in dry powder (investment capital that has yet to be invested) to invest in new deals. Also in 2017, the two largest-ever PE funds (Softbank’s Vision Fund at $97.7 billion and Apollo’s Investment Fund IX at $24.7 billion) and venture capital fund (New Enterprise Associates at $3.3 billion) were raised.

Global economic growth continues to be positive, with continued low inflation. US GDP growth has been healthy, at around 2.5% annualized and accelerated a bit hitting 3.1% in the second quarter and 3.2% in the third, while European GDP growth is expected to be strongest since 2007 and may surpass the US when final 2017 measures are reported later this year.

The exit environment for PE continues to be very healthy, with increasing valuations and robust gains vs. latest valuations upon exits. PE firms continue to face some challenges in putting dry powder to work, as favorable high valuations upon exit become unfavorable for acquirers. Meanwhile, the global IPO market continued to improve, ending 2017 with deal values at 5-year highs but with a lower transaction count, a continuation of a trend of larger but fewer IPO transactions.

The US Congress passed significant tax reform in Q4, reducing corporate tax rates from 39% to 21% while also introducing a 15.5% repatriation tax. With US companies holding an estimated $2.5 trillion of untaxed cash overseas, we believe that the lower repatriation tax may trigger an increase in global M&A in the coming months as US firms may bring back and invest idle cash via M&A activity. This activity could be significant for PE managers globally, as many own attractive assets that were purchased years ago at lower valuations.

2017 Portfolio Review

For the twelve months ended December 31, 2017, the Portfolio’s Class III shares returned 24.96%, compared with 22.40% and 25.27% for the MSCI World Index and the Red Rocks Global Listed Private Equity Index, respectively.

As of calendar year end, the Portfolio’s longer term returns continue to outperform its primary benchmark, with 3-year annualized returns of 10.01% compared to 9.26% for the MSCI World Index.

One key objective of the Portfolio is to provide investors with direct access to the growth of small private companies. Investments in direct vehicles that invest directly in private companies are usually in the range of 65%-80% of the fund’s assets at any time. During the calendar year, the average portfolio weight of direct investments was approximately 70%, with about 73% of the Portfolio’s return attributable to direct investment vehicles. Similar to traditional private equity, the long term growth of private companies is the primary return generation process of the Portfolio. With a relatively low turnover of around 30%, the bulk of the Portfolio’s returns are generated from the long term growth of the underlying private companies, and not from active trading of securities in the Portfolio.

The Portfolio invests globally, so at times currency fluctuations can affect returns in the Portfolio. Due to a weakening US dollar, currency effects contributed a positive 7.3 percentage points during the calendar year. In contrast, over the last three calendar years, currency has contributed a negative 2.7 percentage points in total, or negative 0.4 percentage points per year.

45 | December 31, 2017

ALPS | Red Rocks Listed Private Equity Portfolio

Performance Overview (continued)	December 31, 2017 (Unaudited)

During the year, we continued to align the portfolio with global opportunities. We added 7 companies, exited 18 and ended the year with 44 companies in the portfolio.

Net contributors to performance for the year included:

•	IAC/Interactive Corp

•	Intermediate Capital Group PLC

•	3i Group PLC

Net detractors to performance included:

•	Oaktree Specialty Lending Co.

•	Macquarie Infrastructure Corp.

•	Brait SE

Outlook

In our view, valuations for LPE companies in the Portfolio continue to look reasonable, and we continue to see EBITDA (earnings before interest, taxes, depreciation, and amortization – a metric for cash earnings) growth acceleration across the portfolio. Relative to traditional broad equity indices, which are near or at historical highs, listed private equity is at around 70% of its 2007 high, indicating there is room for additional growth.

We think the global IPO market appears to be positioned for a strong year in 2018 with a healthy pipeline of companies arising from higher equity market valuations and increasing investor confidence. Additional cross-border deals are expected, especially in the US, China and London.

Numerous geo-political situations continue to simmer: the President’s unpredictable and potentially destructive behavior; uncertain US government policy including potential changes in key trade agreements such as NAFTA; North Korea; China; and Brexit – any of which could significantly impact or deter a rapidly improving global economy.

Although conditions exist for continued global growth, a market correction may create an environment for PE firms to put capital to work at more favorable valuations.

At the close of 2017, we celebrated a full decade of managing listed private equity investments. Over this period, we have seen and experienced more change than in any 10 year period in our careers and appreciate your continued trust as investors in the Portfolio.

We look forward to 2018 and a new decade of managing the Portfolio on your behalf.

Kirk McCown, CFA

Co-Portfolio Manager

46 | December 31, 2017

ALPS | Red Rocks Listed Private Equity Portfolio

Performance Overview (continued)	December 31, 2017 (Unaudited)

PORTFOLIO PERFORMANCE | AS OF DECEMBER 31, 2017

				Since Inception	Annualized Expense Ratios as Disclosed in Current Prospectus dated 4/30/17
	Six Months[1]	1 Year	3 Year	(10/24/14)	Gross	Net[2]
ALPS | Red Rocks Listed Private
Equity Portfolio - Class I	6.32%	25.49%[3]	10.33%	11.33%	2.98%	1.95%
ALPS | Red Rocks Listed Private
Equity Portfolio - Class III	6.15%	24.96%	10.01%	10.99%	2.88%	2.30%
Red Rocks Global Listed Private Equity Index[4]	7.40%	25.27%	12.16%	12.87%
MSCI World Total Return Index[5]	10.61%	22.40%	9.26%	9.64%

Performance data quoted represents past performance. Past performance is no guarantee future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than then the performance quoted. The graph and tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

[1]	Total return for a period of less than one year is not annualized.

[2]	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect, and Financial Highlights tables for expense ratios as of December 31, 2017. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses, do not exceed 0.95% of the Portfolio's Class I or Class III shares average daily net assets through April 29, 2018. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

[3]	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

[4]	The Red Rocks Global Listed Private Equity Index includes securities, ADRs, and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies.

[5]	MSCI World Total Return Index – Morgan Stanley Capital International’s market capitalization weighted index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region. An investor cannot invest directly in an index.

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately – held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) is the distributor for the ALPS | Red Rocks Listed Private Equity Portfolio. The Distributor is affiliated with Red Rocks Capital.

47 | December 31, 2017

ALPS | Red Rocks Listed Private Equity Portfolio

Performance Overview (continued)	December 31, 2017 (Unaudited)

Top 10 Holdings(1)(2) (as of December 31, 2017)

AURELIUS Equity Opportunities SE & Co. KGaA	5.34%
HarbourVest Global Private Equity, Ltd.	4.66%
IAC/InterActiveCorp	4.40%
3i Group PLC	4.21%
Brookfield Asset Management, Inc., Class A	3.88%
Schouw & Co. AB	3.70%
Blackstone Group LP	3.68%
Intermediate Capital Group PLC	3.53%
Wendel SA	3.34%
Ackermans & van Haaren NV	3.32%
Total	40.06%

(1)	% of Net Assets.

(2)	Holdings are subject to change and may not reflect the current or future position of the Portfolio.

(3)	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2017.

Country Allocation(1)(2)

Growth of $10,000 (as of December 31, 2017)

ALPS | Red Rocks Listed Private Equity Portfolio (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables and graphs within the performance overview section do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

48 | December 31, 2017

ALPS | Red Rocks Listed Private Equity Portfolio

Schedule of Investments	As of December 31, 2017

	Shares	Value
Closed-End Funds - 13.85%
Financials - 13.85%
HarbourVest Global Private Equity,Ltd. (1)	60,400	$1,014,471
HBM Healthcare Investments AG, Class A	3,920	536,237
HgCapital Trust PLC	27,800	663,605
NB Private Equity Partners, Ltd.	19,475	274,774
Pantheon International PLC Fund (1)	5,990	150,587
Riverstone Energy, Ltd. (1)	22,400	373,506

Total Financials		3,013,180

Total Closed-End Funds
(Cost $2,682,289)		3,013,180

Common Stocks - 84.45%
Consumer Discretionary - 6.73%
Liberty Formula One, Class A (1)	9,200	$301,024
Liberty SiriusXM, Class A (1)	7,200	285,552
Liberty Ventures, Class A (1)	11,150	604,776
Naspers, Ltd., N Shares	975	271,952

Total Consumer Discretionary		1,463,304

Consumer Staples - 3.70%
Schouw & Co. AB	8,600	805,986

Financials - 58.53%
3i Group PLC	74,200	915,155
Ackermans & van Haaren NV	4,150	722,757
Alleghany Corp. (1)	465	277,182
Altamir	5,665	103,589
Ares Capital Corp.	41,500	652,379
AURELIUS Equity Opportunities SE & Co. KGaA	17,000	1,161,840
Blackstone Group LP	25,000	800,500
Brederode SA	1,752	104,455
Brookfield Asset Management, Inc., Class A	19,400	844,676
Cannae Holdings, Inc. (1)	25,600	435,968
Carlyle Group LP	20,500	469,450
Compass Diversified Holdings LP	15,900	269,505
Eurazeo SA	6,274	579,645
EXOR NV	4,990	305,949
Intermediate Capital Group PLC	49,600	767,447
Investor AB, B Shares	12,250	558,658
KKR & Co. LP	28,300	595,998
mutares AG	4,650	89,269
Onex Corp.	9,550	700,409
Pargesa Holding SA	5,750	498,615
Partners Group Holding AG	900	616,963
Princess Private Equity Holding, Ltd.	7,341	93,190

	Shares	Value
Financials (continued)
Standard Life Private Equity	93,300	$442,781
Wendel SA	4,200	727,686

Total Financials		12,734,066

Health Care -1.69%
Danaher Corp.	3,950	366,639

Industrials -6.65%
Brookfield Business Partners LP	5,800	199,747
Fortress Transportation & Infrastructure Investors LLC	12,200	243,146
Gesco AG	1,781	65,540
Indus Holding AG	5,475	390,866
Macquarie Infrastructure Corp.	5,420	347,965
Melrose Industries PLC	70,000	200,551

Total Industrials		1,447,815

Information Technology - 4.39%
IAC/InterActiveCorp (1)	7,825	956,840

Utilities -2.76%
Brookfield Infrastructure Partners LP, Class A	13,398	600,364

Total Common Stocks
(Cost $15,812,475)		18,375,014

	7-Day Yield	Shares	Value
Short- Term Investments - 2.48%
State Street Institutional Treasury Plus Money Market Fund	1.191%	539,157	$539,157

Total Short-Term Investments
(Cost $539,157)			539,157

Total Investments - 100.78%
(Total cost $19,033,921)			21,927,351

Liabilities in Excess of Other Assets - (0.78)%			(170,383)

Net Assets - 100.00%			$21,756,968

(1)	Non-income producing security.

See Notes to Financial Statements.

49 | December 31, 2017

ALPS | Red Rocks Listed Private Equity Portfolio

Statement of Assets and Liabilities	As of December 31, 2017

ASSETS:

Investments, at value	$21,927,351
Receivable for investments sold	43
Receivable for shares sold	1,852
Receivable due from advisor	104
Dividends receivable	32,672
Other assets	227
Total Assets	21,962,249

LIABILITIES:

Payable for investments purchased	148,039
Payable for shares redeemed	8,206
Payable for distribution and service fees	9,325
Payable for audit fees	24,301
Accrued expenses and other liabilities	15,410
Total Liabilities	205,281
Net Assets	$21,756,968

NET ASSETS CONSIST OF:

Paid-in capital	$18,410,729
Accumulated net investment income	428,039
Accumulated net realized gain	23,701
Net unrealized appreciation	2,894,499
Net Assets	$21,756,968

Investments, at Cost	$19,033,921

PRICING OF SHARES:

Class I:
Net Assets	$221,744
Shares of beneficial interest outstanding	17,191
Net assets value, offering and redemption price per share	$12.90

Class III:
Net Assets	$21,535,224
Shares of beneficial interest outstanding	1,595,191
Net assets value, offering and redemption price per share	$13.50

See Notes to Financial Statements.

50 | December 31, 2017

ALPS | Red Rocks Listed Private Equity Portfolio

Statement of Operations	For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $21,889)	$547,543
Total Investment Income	547,543

EXPENSES:
Investment advisor fee	150,923
12b-1 fees:
Class III	41,531
Shareholder servicing fees:
Class I	235
Class III	41,531
Custodian fees	23,308
Legal fees	2,015
Audit fees	20,782
Trustees' fees and expenses	2,852
Report to shareholder fees	11,677
Other expenses	14,856
Total expenses before waiver/reimbursements	309,710
Less fees waived/reimbursed by investment advisor
Class I	(620)
Class III	(66,078)
Total Net Expenses	243,012
Net Investment Income	304,531

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	642,568
Foreign currency transactions	(1,446)
Long-term capital gain distributions from other investment companies	1,780
Net realized gain	642,902
Net change in unrealized appreciation on:
Investments	2,410,388
Translation of assets and liabilities denominated in foreign currencies	1,724
Net change in unrealized appreciation	2,412,112
Net Realized and Unrealized Gain on Investments	3,055,014
Net Increase in Net Assets Resulting from Operations	$3,359,545

See Notes to Financial Statements.

51 | December 31, 2017

ALPS | Red Rocks Listed Private Equity Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

OPERATIONS:

Net investment income	$304,531	$261,589
Net realized gain/(loss)	641,122	(239,451)
Long-term capital gain distributions from other investment companies	1,780	18,285
Net change in unrealized appreciation	2,412,112	773,662
Net increase in net assets resulting from operations	3,359,545	814,085

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
Class I	(6,381)	(3,428)
Class III	(483,955)	(79,825)
From net realized gain
Class I	–	(19)
Class III	–	(3,223)
Total distributions	(490,336)	(86,495)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	290,992	438,425
Issued to shareholders in reinvestment of distributions	6,381	3,447
Cost of shares redeemed	(162,439)	(797,708)
Net increase/(decrease) from share transactions	134,934	(355,836)
Class III
Proceeds from sale of shares	12,167,365	5,843,640
Issued to shareholders in reinvestment of distributions	483,955	83,048
Cost of shares redeemed	(5,375,112)	(1,418,379)
Net increase from share transactions	7,276,208	4,508,309

Net increase in net assets	10,280,351	4,880,063

NET ASSETS:

Beginning of year	11,476,617	6,596,554
End of year*	$21,756,968	$11,476,617

*Includes accumulated net investment income of:	$428,039	$259,658

See Notes to Financial Statements.

52 | December 31, 2017

ALPS | Red Rocks Listed Private Equity Portfolio

Statements of Changes in Net Assets (continued)

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

OTHER INFORMATION - SHARES:

Class I
Sold	23,183	44,779
Reinvested	503	322
Redeemed	(12,668)	(82,909)
Net increase/(decrease) in shares outstanding	11,018	(37,808)

Class III
Sold	939,301	562,644
Reinvested	36,442	7,442
Redeemed	(412,484)	(133,563)
Net increase in shares outstanding	563,259	436,523

See Notes to Financial Statements.

53 | December 31, 2017

ALPS | Red Rocks Listed Private Equity Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	Class I
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015		For the Period October 24, 2014 (Commencement of Operations) to December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$10.60	$10.33		$10.48		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.23	0.78		0.18		0.02
Net realized and unrealized gain/(loss) on investments	2.45	0.08		(0.29)		0.46
Total income/(loss) from investment operations	2.68	0.86		(0.11)		0.48

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.38)	(0.59)		(0.04)		–
From net realized gain	–	(0.00	)(2)	(0.00	)(2)	–
Total distributions	(0.38)	(0.59)		(0.04)		–
Net increase/(decrease) in net asset value	2.30	0.27		(0.15)		0.48
Net asset value - end of period	$12.90	$10.60		$10.33		$10.48

Total Return*	25.37%	8.30%		(1.08)%		4.80	%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$222	$65		$454		$26
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.49%	2.12%		5.98%		43.45	%(4)
Net expenses after waiver/reimbursements	1.10%	1.09%		1.08%		0.95	%(4)
Net investment income after waiver/ reimbursements	1.84%	7.81%		1.76%		0.82	%(4)
Portfolio turnover rate	47%	31%		12%		45	%(3)

*	Assumes reinvestment of any dividends and distributions.

(1)	Per share numbers have been calculated using the average shares method.

(2)	Less than ($0.005) per share.

(3)	Not annualized.

(4)	Annualized.

See Notes to Financial Statements.

54 | December 31, 2017

ALPS | Red Rocks Listed Private Equity Portfolio – Class III

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	Class III
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015		For the Period October 24, 2014 (Commencement of Operations) to December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$11.06	$10.32		$10.47		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.23	0.31		0.15		0.01
Net realized and unrealized gain/(loss) on investments	2.53	0.51		(0.29)		0.46
Total income/(loss) from investment operations	2.76	0.82		(0.14)		0.47

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.32)	(0.08)		(0.01)		–
From net realized gain	–	(0.00	)(2)	(0.00	)(2)	–
Total distributions	(0.32)	(0.08)		(0.01)		–
Net increase/(decrease) in net asset value	2.44	0.74		(0.15)		0.47
Net asset value - end of period	$13.50	$11.06		$10.32		$10.47

Total Return*	24.96%	7.97%		(1.32)%		4.70	%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$21,535	$11,411		$6,142		$236
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.85%	2.03%		5.91%		43.95	%(4)
Net expenses after waiver/reimbursements	1.45%	1.45%		1.44%		1.45	%(4)
Net investment income after waiver/ reimbursements	1.81%	2.92%		1.46%		0.32	%(4)
Portfolio turnover rate	47%	31%		12%		45	%(3)

*	Assumes reinvestment of any dividends and distributions.

(1)	Per share numbers have been calculated using the average shares method.

(2)	Less than ($0.005) per share.

(3)	Not annualized.

(4)	Annualized.

See Notes to Financial Statements.

55 | December 31, 2017

ALPS | Stadion Core ETF Portfolio

Performance Overview	December 31, 2017 (Unaudited)

Investment Objective

The investment objective of the ALPS | Stadion Core ETF Portfolio (the “Portfolio” or the “Core Fund”) is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.

The Portfolio is actively managed, investing primarily in exchange traded funds (“ETFs”). The investment approach of the Portfolio is to participate in expanding cyclical markets while becoming defensive as conditions deteriorate.

Market Overview

Most major stock indexes capped off a record year for 2017. Helped by an overhaul of the U.S. tax code, strong corporate profit results, and steady economic expansion in the U.S., stocks moved to new highs. Low volatility was the defining risk feature of the year. It has now been 329 trading days since the S&P 500 Index experienced a decline of 2% or more—the tenth longest stretch since the Great Depression. In addition, this marks the first calendar year in history that the S&P 500 Index didn’t experience a negative month on a total return basis.

The S&P 500 gained 22% posting its largest gain since 2013. The Dow Jones Index surged 28% posting its best gain in a decade. The MSCI World Index (ex USA) added 25%. The gain in 2017 was mostly due to large-cap growth with technology leading the way gaining nearly 37%. The Russell 2000 lagged the larger indexes adding about 15% for the year.

The primary story for the year in interest rates was the flattening of the yield curve. The Fed raised rates three times in 2017, pressuring the short end of the yield curve. Rates on 2-year notes rose from 1.20% to 1.89%--their highest level since 2008. The yield on the benchmark U.S. 10-year Treasury note began the year at 2.51% after trading in a range of 2.10% to 2.60% finishing at 2.40%. The spread between 10-year notes and 2-year notes declined to its lowest level in nearly a decade. The Bloomberg Barclays U.S. Aggregate Index returned 3.54% for the year.

The Trump rally that began following the November 2016 election carried well into 2017. Prices marched steadily higher. However, there were brief periods where risk levels increased in the market. Doubts surfaced early in the year over the ability of the new President to deliver on his campaign promises to stimulate growth by cutting regulation, cutting taxes and increasing infrastructure spending. Geopolitical tensions were a constant theme as North Korea continued to test missiles and President Trump threatened retaliation. Some analysts were describing US/Russia relations at an all-time low. In June, investors were greeted with news that the Federal Open Market Committee (FOMC) would begin to unwind their $4.5 trillion balance sheet later in the year, which ultimately began in October.

ALPS Stadion Core ETF Portfolio

The Stadion Core ETF Portfolio Class III Shares returned 13.57% versus the S&P Target Growth Index benchmark’s return of 16.04% for the year ended December 31, 2017.

On April 30, 2017, the fund was repurposed from the Stadion Tactical Defensive Portfolio to the Stadion Core ETF Portfolio. The change was designed to align the fund to a more traditional 60%/40% (Equity/Fixed Income) growth portfolio while still maintaining a defensive, or “flex”, component.

The Stadion Core ETF Portfolio is managed using a qualitative and quantitative research process. The portfolio includes a core equity component, core fixed income component and a “flex” component. Core equity is strategically allocated to equities at all times. It is designed to provide broad market exposure to large cap, mid cap, small cap and international equities through ETFs. Holdings are periodically adjusted based on qualitative shifts within the markets. Core income is strategically allocated to fixed income ETFs at all times. It is designed to capture exposure to the major fixed income asset classes. Holdings are periodically adjusted based on qualitative shifts within the markets. The “Flex” component is tactically allocated to equity, fixed income or cash/cash equivalents according to Stadion’s proprietary risk model. The Flex is designed to react to market conditions, not predict them.

From January 1, 2017, until April 29, 2017, risk levels in the market increased as domestic and geopolitical events cycled through the news resulting in reduced equity ETF holdings in the “flex” component which was approximately 50% of the portfolio prior to the repurposing of the fund. These periods of reduced underlying equity ETF holdings were responsible for much of the underperformance for the year. Since the repurpose, Core equity performed in line with its benchmark which is a global equity portfolio. An underweight to international ETFs hindered performance but was offset by an overweight to small and mid-cap ETFs. Core Income performed in line with its benchmark which is a global fixed income portfolio.

56 | December 31, 2017

ALPS | Stadion Core ETF Portfolio

Performance Overview (continued)	December 31, 2017 (Unaudited)

The Core ETF Portfolio is expected to have a persistent underweight to international equities when compared to its benchmark. During this reporting period international stocks performed very well on a relative basis which contributed to some of the lag. However, this underweight can work to the advantage of the portfolio at times in which US equities outperform international stocks.

Brad A. Thompson, CFA	William McGough, CFA	Clayton Fresk, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

PORTFOLIO PERFORMANCE | AS OF DECEMBER 31, 2017

	Six Months[1]	1 Year	3 Year	Since Inception (4/30/14)	Annualized Expense Ratios as Disclosed in Current Prospectus dated 4/30/17
					Gross	Net[2]
ALPS | Stadion Core ETF Portfolio - Class I	6.58%	13.84%	4.77%	5.68%	1.05%	0.98%
ALPS | Stadion Core ETF Portfolio - Class III	6.39%	13.57%	4.49%	5.37%	1.76%	1.33%
S&P Target Risk® Growth Index[3]	7.31%	16.04%	7.03%	6.85%
80% S&P 500® and 20% Bloomberg Barclays U.S. Aggregate[4]	9.33%	17.97%	9.62%	10.43%
S&P 500® Total Return Index	11.42%	21.83%	11.41%	12.34%

Performance data quoted represents past performance. Past performance is no guarantee future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than then the performance quoted. The graph and tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

[1]	Total return for a period of less than one year is not annualized.

[2]	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect, and Financial Highlights tables for expense ratios as of December 31, 2017. The Adviser and Stadion Money Management, LLC (the "Sub-Adviser) have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that net expense ratios, excluding distribution service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions, and extraordinary expenses, do not exceed 0.65% of the Portfolio's Class I or Class III shares average daily net assets through April 29, 2018. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

3	Effective April 30, 2017, the Portfolio changed its primary benchmark from the S&P 500® Index to the S&P Target Risk® Growth Index as the Sub-Adviser believes it represents an effective gauge against which to measure the Portfolio's performance. The S&P Target Risk® Growth Index seeks to provide increased exposure to equities, while also using some fixed income exposure to dampen risk. An investor cannot invest directly in an index.

4	The S&P 500® Total Return Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. The Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed income securities with remaining maturities of one year and longer. An investor may not invest directly in an index.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) is the distributor for the ALPS | Stadion Core ETF Portfolio. The Distributor is not affiliated with the Sub-Adviser.

Investment in the Fund is subject to investment risks, including, without limitation, market risk, management style risk, risks related to “fund of funds” structure, sector risk, fixed income risk, tracking risk, risks related to ETF net asset value and market price, foreign securities risk, risks related to portfolio turnover and small capitalization companies risk. Since the Fund is a “fund of funds,” an investor will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

57 | December 31, 2017

ALPS | Stadion Core ETF Portfolio

Performance Overview (continued)	December 31, 2017 (Unaudited)

Top Ten Long Holdings(1)(2) (as of December 31, 2017)

Core S&P 500® ETF	23.82%
Core MSCI EAFE ETF	13.89%
Core U.S. Aggregate Bond ETF	10.97%
Vanguard® Short-Term Bond ETF	9.45%
iBoxx $ Investment Grade Corporate Bond ETF	7.46%
Core MSCI Total International Stock ETF	5.95%
MBS ETF	4.98%
PowerShares QQQ Trust™ Series 1	4.96%
SPDR® S&P MidCap 400® ETF Trust	4.94%
Vanguard® Long-Term Bond ETF	3.98%
Total	90.40%

(1)	% of Net Assets.

(2)	Holdings are subject to change and may not reflect the current or future position of the Portfolio.

(3)	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2017.

Asset Class Allocation (1)(2)

Growth of $10,000 (as of December 31, 2017)

ALPS | Stadion Core ETF Portfolio (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables and graphs within the performance overview section do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

58 | December 31, 2017

ALPS | Stadion Tactical Growth Portfolio

Performance Overview	December 31, 2017 (Unaudited)

Investment Objective

The investment objective of the ALPS | Stadion Tactical Growth Portfolio (the “Portfolio” or the “Growth Fund”) is to seek long-term capital appreciation.

The Portfolio is an allocation strategy utilizing a proprietary Sharpe ratio analysis to maintain or reduce equity exposure. Broad market exchange traded funds (“ETFs”) and sector ETFs are over/under weighted based on potential return per unit of risk taken.

Market Overview

Most major stock indexes capped off a record year for 2017. Helped by an overhaul of the U.S. tax code, strong corporate profit results, and steady economic expansion in the U.S., stocks moved to new highs. Low volatility was the defining risk feature of the year. It has now been 329 trading days since the S&P 500 Index experienced a decline of 2% or more—the tenth longest stretch since the Great Depression. In addition, this marks the first calendar year in history that the S&P 500 Index didn’t experience a negative month on a total return basis.

The S&P 500 gained 22% posting its largest gain since 2013. The Dow Jones Index surged 28% posting its best gain in a decade. The MSCI World Index (ex USA) added 25%. The gain in 2017 was mostly due to large-cap growth with technology leading the way gaining nearly 37%. The Russell 2000 lagged the larger indexes adding about 15% for the year.

The primary story for the year in interest rates was the flattening of the yield curve. The Fed raised rates three times in 2017, pressuring the short end of the yield curve. Rates on 2-year notes rose from 1.20% to 1.89%--their highest level since 2008. The yield on the benchmark U.S. 10-year Treasury note began the year at 2.51% after trading in a range of 2.10% to 2.60% finishing at 2.40%. The spread between 10-year notes and 2-year notes declined to its lowest level in nearly a decade. The Bloomberg Barclays U.S. Aggregate Index returned 3.54% for the year.

The Trump rally that began following the November 2016 election carried well into 2017. Prices marched steadily higher. However, there were brief periods where risk levels increased in the market. Doubts surfaced early in the year over the ability of the new President to deliver on his campaign promises to stimulate growth by cutting regulation, cutting taxes and increasing infrastructure spending. Geopolitical tensions were a constant theme as North Korea continued to test missiles and President Trump threatened retaliation. Some analysts were describing US/Russia relations at an all-time low. In June, investors were greeted with news that the Federal Open Market Committee (FOMC) would begin to unwind their $4.5 trillion balance sheet later in the year, which ultimately began in October.

ALPS Stadion Tactical Growth Portfolio

The ALPS Stadion Tactical Growth Portfolio follows a rules based, disciplined, proprietary model. The model quantitatively ranks all actively traded ETFs that have first passed a fundamental review, ranking them on risk-adjusted return. The holdings of the fund are adjusted on an ongoing basis to favor the purchase and holding of ETFs presenting strength within the model. ETFs perceived as weak by the model are sold or not considered for purchase. The goal of the fund’s investment process is to seek to produce above market returns while assuming below market risk over a full market cycle. The fund will typically allocate among a mix of defensive and non-correlated assets during turbulent times.

For the year ended December 31, 2017, the fund’s Class III Shares gained 12.18%. During this same time period the S&P 500 Index gained 21.83% and the Morningstar Moderately Aggressive Target Risk Index was up 18.89%. The fund was up each quarter of 2017, although it did not keep pace with the two indexes mentioned above during the first two quarters. The main reason for the underperformance in the first half of the year was the Portfolio’s defensive posture. The fund had a low allocation to both US and international equities and held weak performing ETFs in the Energy and Treasury bond sectors. This more defensive allocation was carried over from the last-half of 2016 when it had performed very well. The fund’s investment process had it move out of the underperforming holdings and into ETFs that were showing strength in its model. Those additions were ETFs covering Europe, India, and the US Aerospace & Defense sector. The top contributors to the fund during 2017 were core holdings that were owned the entire year. These ETFs were technology heavy holdings in Vanguard Growth and Nasdaq 100, and S&P 500 ETFs. The fund ended the year with a relatively aggressive portfolio of 77% US equities, 12% International equities, and 11% short-term US fixed income. We will continue to follow our process and attempt to build a diversified portfolio of ETFs that are compensating investors well for risk.

Paul M. Frank	Brad A. Thompson, CFA	William McGough, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

59 | December 31, 2017

ALPS | Stadion Tactical Growth Portfolio

Performance Overview (continued)	December 31, 2017 (Unaudited)

PORTFOLIO PERFORMANCE | AS OF DECEMBER 31, 2017

	Six Months[1]	1 Year	Since Inception (4/30/15)	Annualized Expense Ratios as Disclosed in Current Prospectus dated 4/30/17
				Gross	Net[2]
ALPS | Stadion Tactical Growth Portfolio - Class I	8.76%	12.53%	6.26%	2.33%	1.15%
ALPS | Stadion Tactical Growth Portfolio - Class III	8.62%	12.18%	5.89%	2.52%	1.50%
Morningstar Moderately Aggressive Target Risk Index[3]	9.36%	18.89%	8.17%
S&P 500® Total Return Index[4]	11.42%	21.83%	12.10%

Performance data quoted represents past performance. Past performance is no guarantee future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than then the performance quoted. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

[1]	Total return for a period of less than one year is not annualized.

[2]	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect, and Financial Highlights tables for expense ratios as of December 31, 2017. The Adviser and Sub-Adviser have contractually agreed to jointly waive its management fee and sub-advisory fee, respectively, and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions, and extraordinary expenses, do not exceed 0.80% of the Portfolio’s Class I or Class III shares average daily net assets through April 29, 2018. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

[3]	Effective April 30, 2017, the Portfolio changed its primary benchmark from the S&P 500® Index to the Morningstar Moderately Aggressive Target Risk Index. The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure across equities, bonds and inflation-hedged instruments. The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% global equity exposure.

[4]	The S&P 500® Total Return Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. An investor may not invest directly in an index.

Sharpe Ratio: This risk adjusted measure of a portfolio’s return was developed by the Nobel laureate, William F. Sharpe. The goal of the ratio is to determine how well a portfolio compensates an investor for each unit of risk imbedded in the portfolio. Its calculation involves taking a portfolio’s return over a certain time period, subtracting the return of a risk-free security [U.S. Treasury Bill], and then dividing by the standard deviation of the portfolio’s return. The higher the Sharpe Ratio, the better the portfolio has compensated for its risk.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) is the distributor for the ALPS | Stadion Tactical Growth Portfolio. The Distributor is not affiliated with the Sub-Adviser.

Investment in the Portfolio is subject to investment risks, including, without limitation, market risk, management style risk, risks related to “fund of funds” structure, sector risk, fixed income risk, tracking risk, risks related to ETF net asset value and market price, foreign securities risk, risks related to portfolio turnover, and small capitalization companies risk. Since the Portfolio is a “fund of funds,” an investor will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

60 | December 31, 2017

ALPS | Stadion Tactical Growth Portfolio

Performance Overview (continued)	December 31, 2017 (Unaudited)

Top Ten Holdings(1)(2) (as of December 31, 2017)

Vanguard® Growth ETF	15.25%
SPDR® S&P 500® ETF Trust	15.15%
PowerShares QQQ Trust™ Series 1	14.94%
PIMCO Enhanced Short Maturity Active ETF	8.46%
SPDR® Dow Jones Industrial Average ETF Trust	8.07%
Russell 2000® ETF	8.07%
Core S&P Small-Cap® ETF	8.03%
MSCI Eurozone ETF	7.04%
SPDR® S&P Bank ETF	5.16%
MSCI India ETF	5.14%
Total	95.31%

(1)	% of Net Assets.

(2)	Holdings are subject to change and may not reflect the current or future position of the Portfolio.
(3)	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2017.

Asset Class Allocation (1)(2)

Growth of $10,000 (as of December 31, 2017)

ALPS | Stadion Tactical Growth Portfolio (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than then the performance quoted. The graphs and tables within the performance overview section do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

61 | December 31, 2017

ALPS | Stadion Core ETF Portfolio

Schedule of Investments	As of December 31, 2017

	Shares	Value
Exchange Traded Funds - 98.81%
iShares - 73.00%
Core MSCI EAFE ETF	22,770	$1,504,869
Core MSCI Emerging Markets ETF	3,780	215,082
Core MSCI Total International Stock ETF	10,220	644,678
Core S&P 500® ETF	9,600	2,580,960
Core S&P Small-Cap® ETF	5,580	428,600
Core U.S. Aggregate Bond ETF	10,870	1,188,417
iBoxx $ Investment Grade Corporate Bond ETF	6,650	808,374
MBS ETF	5,060	539,345

Total iShares		7,910,325

Other - 25.81%
PowerShares QQQ Trust™ Series 1	3,450	537,372
SPDR® S&P MidCap 400® ETF Trust	1,550	535,386
Vanguard® Long-Term Bond ETF	4,540	431,663
Vanguard® Short-Term Bond ETF	12,950	1,024,345
Vanguard® Total International Bond ETF	4,920	267,500

Total Other		2,796,266

Total Exchange Traded Funds
(Cost $10,231,632)		10,706,591

Total Investments - 98.81%
(Total cost $10,231,632)		10,706,591

Other Assets in Excess of Liabilities - 1.19%		128,639

Net Assets - 100.00%		$10,835,230

See Notes to Financial Statements.

62 | December 31, 2017

ALPS | Stadion Tactical Growth Portfolio

Schedule of Investments	As of December 31, 2017

	Shares	Value
Exchange Traded Funds - 98.50%
iShares - 31.46%
Core S&P Small-Cap® ETF	5,380	$413,238
MSCI Eurozone ETF	8,360	362,657
MSCI India ETF	7,340	264,754
Russell 2000® ETF	2,725	415,453
US Aerospace & Defense ETF	870	163,656

Total iShares		1,619,758

Other - 67.04%
PIMCO Enhanced Short Maturity
Active ETF	4,289	435,591
PowerShares QQQ Trust™ Series 1	4,938	769,143
SPDR® Dow Jones Industrial Average ETF Trust	1,680	415,598
SPDR® S&P 500® ETF Trust	2,923	780,032
SPDR® S&P Bank ETF	5,610	265,577
Vanguard® Growth ETF	5,583	785,249

Total Other		3,451,190

Total Exchange Traded Funds
(Cost $4,350,090)		5,070,948

Total Investments - 98.50%
(Total cost $4,350,090)		5,070,948

Other Assets in Excess of Liabilities - 1.50%		77,394

Net Assets - 100.00%		$5,148,342

See Notes to Financial Statements.

63 | December 31, 2017

ALPS | Stadion Portfolio Series

Statements of Assets and Liabilities	As of December 31, 2017

	ALPS | Stadion Core ETF Portfolio	ALPS | Stadion Tactical Growth Portfolio
ASSETS:

Investments, at value	$10,706,591	$5,070,948
Cash	417,540	100,448
Receivable for shares sold	98,976	–
Dividends receivable	1,792	5,655
Other assets	83	81
Total Assets	11,224,982	5,177,132

LIABILITIES:

Payable for investments purchased	364,755	–
Payable for shares redeemed	121	5,551
Payable to advisor	724	1,038
Payable for distribution and service fees	4,132	3,228
Payable for audit fees	17,033	17,033
Payable for trustees’ fees	31	20
Accrued expenses and other liabilities	2,956	1,920
Total Liabilities	389,752	28,790
Net Assets	$10,835,230	$5,148,342

NET ASSETS CONSIST OF:

Paid-in capital	$9,891,759	$4,298,879
Accumulated net investment income	77,472	9,459
Accumulated net realized gain	391,040	119,146
Net unrealized appreciation	474,959	720,858
Net Assets	$10,835,230	$5,148,342

Investments, at Cost	$10,231,632	$4,350,090

PRICING OF SHARES:

Class I:
Net Assets	$59,883	$29,408
Shares of beneficial interest outstanding	5,062	2,611
Net assets value, offering and redemption price per share	$11.83	$11.26

Class III:
Net Assets	$10,775,347	$5,118,934
Shares of beneficial interest outstanding	891,544	441,784
Net assets value, offering and redemption price per share	$12.09	$11.59

See Notes to Financial Statements.

64 | December 31, 2017

ALPS | Stadion Portfolio Series

Statements of Operations	For the Year Ended December 31, 2017

	ALPS | Stadion Core ETF Portfolio	ALPS | Stadion Tactical Growth Portfolio
INVESTMENT INCOME:
Dividends	$156,805	$73,843
Total Investment Income	156,805	73,843

EXPENSES:
Investment advisor fee	37,514	37,152
12b-1 fees:
Class III	16,569	12,316
Shareholder servicing fees
Class I	88	41
Class III	16,569	12,316
Custodian fees	3,886	2,114
Legal fees	3,911	3,250
Audit fees	16,601	16,601
Trustees’ fees and expenses	1,147	899
Report to shareholder fees	2,091	704
Other expenses	6,363	5,602
Total expenses before waiver/reimbursements	104,739	90,995
Less fees waived/reimbursed by investment advisor
Class I	(235)	(148)
Class III	(25,171)	(26,516)
Total Net Expenses	79,333	64,331
Net Investment Income	77,472	9,512

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	538,906	179,437
Long-term capital gain distributions from other investment companies	–	34
Net change in unrealized appreciation on investments	216,252	387,712
Net Realized and Unrealized Gain on Investments	755,158	567,183
Net Increase in Net Assets Resulting from Operations	$832,630	$576,695

See Notes to Financial Statements.

65 | December 31, 2017

ALPS | Stadion Core ETF Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017(1)	For the Year Ended December 31, 2016
OPERATIONS:

Net investment income	$77,472	$13,164
Net realized gain	538,906	176,346
Long-term capital gain distributions from other investment companies	–	1,455
Net change in unrealized appreciation	216,252	282,310
Net increase in net assets resulting from operations	832,630	473,275

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
Class I	(160)	–
Class III	(13,004)	–
Total distributions	(13,164)	–

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	–	45,032
Issued to shareholders in reinvestment of distributions	160	–
Cost of shares redeemed	(3,178)	(43)
Net increase/(decrease) from share transactions	(3,018)	44,989
Class III
Proceeds from sale of shares	6,443,515	1,161,602
Issued to shareholders in reinvestment of distributions	13,004	–
Cost of shares redeemed	(1,046,309)	(2,435,251)
Net increase/(decrease) from share transactions	5,410,210	(1,273,649)

Net increase/(decrease) in net assets	6,226,658	(755,385)

NET ASSETS:

Beginning of year	4,608,572	5,363,957
End of year*	$10,835,230	$4,608,572

*Includes accumulated net investment income of:	$77,472	$13,164

OTHER INFORMATION - SHARES:

Class I
Sold	–	4,436
Reinvested	14	–
Redeemed	(273)	(4)
Net increase/(decrease) in shares outstanding	(259)	4,432
Class III
Sold	554,029	116,519
Reinvested	1,084	–
Redeemed	(90,520)	(246,476)
Net increase/(decrease) in shares outstanding	464,593	(129,957)

(1)	Effective April 30, 2017, the ALPS | Stadion Tactical Defensive Portfolio changed its name to the ALPS | Stadion Core ETF Portfolio (Note 1).

See Notes to Financial Statements.

66 | December 31, 2017

ALPS | Stadion Tactical Growth Portfolio

Statement of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
OPERATIONS:

Net investment income	$9,512	$12,755
Net realized gain/(loss)	179,437	(25,397)
Long-term capital gain distributions from other investment companies	34	–
Net change in unrealized appreciation	387,712	348,501
Net increase in net assets resulting from operations	576,695	335,859

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income
Class I	(243)	(911)
Class III	(14,274)	(10,432)
Total distributions	(14,517)	(11,343)

SHARE TRANSACTIONS:
Class I
Issued to shareholders in reinvestment of distributions	243	911
Net increase from share transactions	243	911
Class III
Proceeds from sale of shares	1,452,846	2,974,396
Issued to shareholders in reinvestment of distributions	14,274	10,432
Cost of shares redeemed	(1,198,205)	(617,861)
Net increase from share transactions	268,915	2,366,967

Net increase in net assets	831,336	2,692,394

NET ASSETS:

Beginning of year	4,317,006	1,624,612
End of year*	$5,148,342	$4,317,006

*Includes accumulated net investment income of:	$9,459	$14,515

OTHER INFORMATION - SHARES:

Class I
Reinvested	21	90
Net increase in shares outstanding	21	90

Class III
Sold	135,309	308,076
Reinvested	1,240	998
Redeemed	(108,785)	(63,312)
Net increase in shares outstanding	27,764	245,762

See Notes to Financial Statements.

67 | December 31, 2017

ALPS | Stadion Core ETF Portfolio – Class I
Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	Class I
	For the Year Ended December 31, 2017(1)		For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period April 30, 2014 (Commencement of Operations) to December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$10.42		$9.35	$10.62	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.15		0.20	0.03	0.07
Net realized and unrealized gain/(loss) on investments	1.29		0.87	(1.00)	0.55
Total income/(loss) from investment operations	1.44		1.07	(0.97)	0.62

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.03)		–	(0.30)	–
Total distributions	(0.03)		–	(0.30)	–
Net increase/(decrease) in net asset value	1.41		1.07	(1.27)	0.62
Net asset value - end of period	$11.83		$10.42	$9.35	$10.62

Total Return*	13.84%		11.44%	(9.09)%	6.20	%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$60		$55	$8	$108
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.25%		0.97%	1.96%	13.77	%(4)
Net expenses after waiver/reimbursements	0.85	%(5)	0.80%	0.89%	0.80	%(4)
Net investment income after waiver/ reimbursements	1.30%		2.04%	0.26%	1.07	%(4)
Portfolio turnover rate	135%		393%	839%	89	%(3)

*	Assumes reinvestment of any dividends and distributions.

(1)	Effective April 30, 2017, the ALPS | Stadion Tactical Defensive Portfolio changed its name to the ALPS | Stadion Core ETF Portfolio (Note 1).
(2)	Per share numbers have been calculated using the average shares method.
(3)	Not annualized.
(4)	Annualized.
(5)	Contractual expense limitation change from 0.80% to 0.65% effective April 30, 2017.

See Notes to Financial Statements.

68 | December 31, 2017

ALPS | Stadion Core ETF Portfolio – Class III
Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	Class III
	For the Year Ended December 31, 2017(1)		For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period April 30, 2014 (Commencement of Operations) to December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$10.66		$9.62	$10.63	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) after waiver/reimbursements(2)	0.13		0.03	(0.02)	0.08
Net realized and unrealized gain/(loss) on investments	1.32		1.01	(0.98)	0.55
Total income/(loss) from investment operations	1.45		1.04	(1.00)	0.63

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.02)		–	(0.01)	–
Total distributions	(0.02)		–	(0.01)	–
Net increase/(decrease) in net asset value	1.43		1.04	(1.01)	0.63
Net asset value - end of period	$12.09		$10.66	$9.62	$10.63

Total Return*	13.57%		10.81%	(9.43)%	6.30	%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$10,775		$4,553	$5,356	$1,022
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.57%		1.82%	2.15%	9.63	%(4)
Net expenses after waiver/reimbursements	1.19	%(5)	1.29%	1.29%	1.30	%(4)
Net investment income/(loss) after waiver/ reimbursements	1.15%		0.27%	(0.21%)	1.03	%(4)
Portfolio turnover rate	135%		393%	839%	89	%(3)

*	Assumes reinvestment of any dividends and distributions.

(1)	Effective April 30, 2017, the ALPS | Stadion Tactical Defensive Portfolio changed its name to the ALPS | Stadion Core ETF Portfolio (Note 1).
(2)	Per share numbers have been calculated using the average shares method.
(3)	Not annualized.
(4)	Annualized.
(5)	Contractual expense limitation change from 0.80% to 0.65% effective April 30, 2017.

See Notes to Financial Statements.

69 | December 31, 2017

ALPS | Stadion Tactical Growth Portfolio – Class I
Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	Class I
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Period May 1, 2015 (Commencement of Operations) to December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$10.09	$9.53	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.06	0.07	0.08
Net realized and unrealized gain/(loss) on investments	1.20	0.85	(0.55)
Total income/(loss) from investment operations	1.26	0.92	(0.47)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.09)	(0.36)	–
Total distributions	(0.09)	(0.36)	–
Net increase/(decrease) in net asset value	1.17	0.56	(0.47)
Net asset value - end of period	$11.26	$10.09	$9.53

Total Return*	12.53%	9.67%	(4.70	)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$29	$26	$24
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.49%	2.02%	7.16	%(3)
Net expenses after waiver/reimbursements	0.95%	0.85%	0.95	%(3)
Net investment income after waiver/ reimbursements	0.52%	0.77%	1.18	%(3)
Portfolio turnover rate	86%	142%	180	%(2)

*	Assumes reinvestment of any dividends and distributions.

(1)	Per share numbers have been calculated using the average shares method.
(2)	Not annualized.
(3)	Annualized.

See Notes to Financial Statements.

70 | December 31, 2017

ALPS | Stadion Tactical Growth Portfolio – Class III
Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

		Class III
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Period May 1, 2015 (Commencement of Operations) to December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$10.36	$9.51	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.02	0.04	0.12
Net realized and unrealized gain/(loss) on investments	1.24	0.84	(0.61)
Total income/(loss) from investment operations	1.26	0.88	(0.49)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.03)	(0.03)	–
Total distributions	(0.03)	(0.03)	–
Net increase/(decrease) in net asset value	1.23	0.85	(0.49)
Net asset value - end of period	$11.59	$10.36	$9.51

Total Return*	12.18%	9.22%	(4.90	)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$5,119	$4,291	$1,601
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.84%	2.30%	6.30	%(3)
Net expenses after waiver/reimbursements	1.30%	1.29%	1.30	%(3)
Net investment income after waiver/ reimbursements	0.19%	0.44%	1.82	%(3)
Portfolio turnover rate	86%	142%	180	%(2)

*	Assumes reinvestment of any dividends and distributions.

(1)	Per share numbers have been calculated using the average shares method.
(2)	Not annualized.
(3)	Annualized.

See Notes to Financial Statements.

71 | December 31, 2017

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2017

1.  ORGANIZATION

ALPS Variable Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware business trust by a Declaration of Trust dated July 26, 2000. The Financial Statements herein relate to the following nine series of the Trust: Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Aggressive Growth ETF Asset Allocation Portfolio (each a “Morningstar Portfolio,” and collectively the “Morningstar Portfolios”), ALPS | Alerian Energy Infrastructure Portfolio, ALPS | Red Rocks Listed Private Equity Portfolio, ALPS | Stadion Core ETF Portfolio and ALPS | Stadion Tactical Growth Portfolio (the ALPS | Stadion Core ETF Portfolio and the ALPS | Stadion Tactical Growth Portfolio are each a “Stadion Portfolio,” and collectively the “Stadion Portfolios”) (each, a “Portfolio,” and collectively, the “Portfolios”). The Morningstar Portfolios and the ALPS | Alerian Energy Infrastructure Portfolio are each considered non-diversified under the 1940 Act and may invest a greater portion of their assets in a more limited number of issuers than a diversified portfolio. The ALPS | Red Rocks Listed Private Equity Portfolio and the Stadion Portfolios have each elected to qualify as diversified Portfolios under the 1940 Act.

Effective April 30, 2017, the name of the ALPS | Stadion Tactical Defensive Portfolio was changed to the ALPS | Stadion Core ETF Portfolio.

The Morningstar Portfolios offer Class I and Class II shares. ALPS | Alerian Energy Infrastructure Portfolio, ALPS | Red Rocks Listed Private Equity Portfolio, and the Stadion Portfolios offer Class I and Class III shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Common expenses of the Portfolios (including legal fees, printing and mailing fees, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average daily net assets. Expenses directly attributable to a particular Portfolio (including advisory, custodial, registration, professional and audit fees) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Portfolios. In addition, in the normal course of business, the Trust, on behalf of the Portfolios, enters into contracts with vendors and others that provide general indemnification to the extent permissible under law. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Portfolios.

The Portfolios are investment vehicles for variable annuity contracts and variable life insurance policies. The Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolios are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, qualified pensions, retirement plans or registered and unregistered separate accounts. Shares are not offered to the general public.

Each variable annuity contract and variable life insurance policy owner (“Contract Owner”) and retirement plan participant (“Participant”) also incurs fees associated with the variable annuity, variable life insurance or retirement plan through which he or she invested. As a Contract Owner or Participant, you may incur additional fees and different terms and conditions associated with your investment program that are not disclosed in the Portfolios’ Financial Statements.

2.  SIGNIFICANT ACCOUNTING POLICIES

The Portfolios’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Each Portfolio is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Security Valuation: The price of Portfolio shares (“net asset value”) is determined as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business. Securities, including Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”) for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean between the last bid and ask price. Shares of an open-end investment company are valued at that investment company’s net asset value per share. Securities for which quotations are not readily available are valued under procedures established by the Trust’s Board of Trustees (the “Board”) to determine fair value in good faith.

72 | December 31, 2017

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2017

Securities traded on one or more of the U.S. national securities exchanges, the NASDAQ Stock Market LLC or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of which such value is being determined.

Each Portfolio’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Portfolio is priced that materially affects the value of a security, the securities will be valued by the adviser using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts, significant governmental actions, or a security’s trading has been halted, suspended or the security has not traded since the prior day and the closure of the primary trading market at a time when under normal conditions it would be open.

In the case of foreign securities, management may consider the following when determining the “fair value” of a security: (a) the country’s or geographic region’s political and economic environment; (b) the nature of any significant events which have occurred from the time of the market quotation to the valuation of each Portfolio’s net asset value which may materially impact each Portfolio’s net asset valuation; (c) American Depository Receipt trading; (d) Exchange-Traded Fund trading; (e) foreign currency exchange activity; (f) other relevant matters; and (g) if a stock split occurs on a Japanese exchange, management will fair value using the last day of trading price until the security commences trading again.

If the current price of a foreign security is unavailable as a result of a foreign stock exchange’s closure for a foreign holiday, such foreign security’s value will be the closing price of such security on the last day such foreign exchange was open, adjusted by the current foreign exchange rate, assuming there are no significant events which occurred which may materially impact each Portfolio’s net asset value determination.

Fair Value Measurements: The Portfolios disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Portfolios’ investments by major category are as follows:

Equity securities, exchange-traded funds and limited partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of each Portfolio’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls for an investment is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Portfolio has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Portfolio’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

73 | December 31, 2017

 ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2017

The following is a summary of the inputs used to value each Portfolio’s investments as of December 31, 2017:

Morningstar Conservative ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$34,940,257	$–	$–	$34,940,257
Short-Term Investments	388,463	–	–	388,463
Total	$35,328,720	$–	$–	$35,328,720

Morningstar Income and Growth ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$79,978,643	$–	$–	$79,978,643
Short-Term Investments	858,184	–	–	858,184
Total	$80,836,827	$–	$–	$80,836,827

Morningstar Balanced ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$193,490,401	$–	$–	$193,490,401
Short-Term Investments	2,131,111	–	–	2,131,111
Total	$195,621,512	$–	$–	$195,621,512

Morningstar Growth ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$229,331,452	$–	$–	$229,331,452
Short-Term Investments	469,984	–	–	469,984
Total	$229,801,436	$–	$–	$229,801,436

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$101,928,349	$–	$–	$101,928,349
Short-Term Investments	59,479	–	–	59,479
Total	$101,987,828	$–	$–	$101,987,828

ALPS | Alerian Energy Infrastructure Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Canadian Energy Infrastructure Companies	$21,272,734	$–	$–	$21,272,734
U.S. Energy Infrastructure Companies	22,631,331	–	–	22,631,331
U.S. Energy Infrastructure MLPs	21,485,490	–	–	21,485,490
U.S. General Partners	20,743,429	–	–	20,743,429
Total	$86,132,984	$–	$–	$86,132,984

74 | December 31, 2017

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2017

ALPS | Red Rocks Listed Private Equity Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Closed-End Funds	$3,013,180	$–	$–	$3,013,180
Common Stocks	18,375,014	–	–	18,375,014
Short-Term Investments	539,157	–	–	539,157
Total	$21,927,351	$–	$–	$21,927,351

ALPS | Stadion Core ETF Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$10,706,591	$–	$–	$10,706,591
Total	$10,706,591	$–	$–	$10,706,591

ALPS | Stadion Tactical Growth Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,070,948	$–	$–	$5,070,948
Total	$5,070,948	$–	$–	$5,070,948

The Portfolios recognize transfers between levels as of the end of the period. For the year ended December 31, 2017, there were no transfers between Level 1 and Level 2 securities. The Portfolios did not have significant unobservable inputs (Level 3) used in determining fair value for the year ended December 31, 2017.

For liabilities arising from overdrafts in the custody account, the carrying amount reported in the Statement of Assets and Liabilities approximates fair value due to the relatively short-term maturity of these financial instruments. As of December 31, 2017, the liability related to custody overdrafts in the ALPS | Alerian Energy Infrastructure Portfolio is based on level 2 inputs.

Income Taxes: For federal income tax purposes, the Portfolios currently qualify, and intend to remain qualified, as regulated investment companies under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of their investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to shareholders. Accordingly, no provisions for federal income or excise taxes have been made.

As of and during year ended December 31, 2017, the Portfolios did not have a liability for any unrecognized tax benefits. Each Portfolio files U.S. federal, state, and local tax returns as required. Each Portfolio’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Treasury Department has issued Regulations under Code Section 817(h) that pertain to diversification requirements for variable annuity and variable life insurance contracts. Each Portfolio intends to comply with these diversification requirements.

Expenses: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses that cannot be directly attributed are apportioned among the Portfolios based on average net assets. Expenses are allocated among classes within a Portfolio based on daily class level net assets, except for distribution fees associated with each Portfolio’s Distribution Plan under Rule 12b-1 of the 1940 Act (“12b-1 fees”) which are only allocated to the Class II shares and Class III shares. In addition, Class III shares and certain Class I shares are also offered with fees for non-distribution related services provided to Shareholders, under a shareholder services plan (a “Services Plan”).

Distributions to Shareholders: Each Portfolio currently intends to declare and pay capital gains and income dividends, if any, on an annual basis. All dividends and capital gains distributions paid by the Portfolios will be automatically reinvested, at net asset value, in additional shares of the Portfolios unless otherwise indicated. There is no fixed dividend rate and there can be no assurance that the Portfolios will pay any dividends or realize any capital gains. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Portfolio on the ex-dividend date.

75 | December 31, 2017

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2017

Master Limited Partnerships (“MLPs”): Pursuant to Section 851(b)(3) of the Code, the ALPS | Alerian Energy Infrastructure Portfolio may invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, which include MLPs. Unlike direct investments in MLPs, income and losses from the Alerian Energy Infrastructure Portfolio’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. The ALPS | Alerian Energy Infrastructure Portfolio will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as ALPS | Alerian Energy Infrastructure Portfolio shareholders, be treated as engaged in the business conducted by underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations. MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, MLP interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level income taxation. To qualify as an MLP and not be taxed as a corporation for income tax purposes, a partnership must, for any taxable year, receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, certain natural resource-based activities such as the processing, transportation and storage of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

Non-U.S. Securities Risk: The ALPS | Alerian Energy Infrastructure Portfolio and the ALPS | Red Rocks Listed Private Equity Portfolio invest directly in securities of non-U.S. issuers which involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Security Transactions and Investment Income: Investment security transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis.

The books and records of the Portfolios are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

3.  FEDERAL TAXES AND TAX BASIS INFORMATION

As of December 31, 2017, the Portfolios most recent year end, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Accumulated	Unrealized	Other Cumulative
	Ordinary	Capital Gains/	Appreciation/	Effect of Timing
	Income	(Losses)	(Depreciation)	Differences	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$904,391	$294,528	$612,236	$–	$1,811,155
Morningstar Income and Growth ETF Asset Allocation Portfolio	2,107,941	2,234,988	4,520,709	–	8,863,638
Morningstar Balanced ETF Asset Allocation Portfolio	5,102,961	13,604,452	16,210,357	–	34,917,770
Morningstar Growth ETF Asset Allocation Portfolio	5,236,553	19,067,946	31,143,264	–	55,447,763
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	2,260,724	7,383,531	13,523,863	–	23,168,118
ALPS | Alerian Energy Infrastructure Portfolio	1,094,372	(3,412,484)	(4,322,852)	(2,382,657)	(9,023,621)
ALPS | Red Rocks Listed Private Equity Portfolio	1,305,189	7,153	2,033,932	(35)	3,346,239
ALPS | Stadion Core ETF Portfolio	321,562	147,095	474,814	–	943,471
ALPS | Stadion Tactical Growth Portfolio	9,459	119,828	720,176	–	849,463

76 | December 31, 2017

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2017

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to each Portfolio’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. Accordingly, for the year ended December 31, 2017, certain differences were reclassified. These differences were primarily due to the differing tax treatment of investments in partnerships and passive foreign investment companies. The amounts reclassified did not affect net assets. The reclassifications were as follows:

	Accumulated Net	Accumulated Capital
	Income/(Loss)	Gains/(Losses)	Paid-In Capital
Morningstar Conservative ETF Asset Allocation Portfolio	$(2,478)	$2,478	$–
Morningstar Income and Growth ETF Asset Allocation Portfolio	(8,469)	8,469	–
Morningstar Balanced ETF Asset Allocation Portfolio	(19,127)	19,127	–
Morningstar Growth ETF Asset Allocation Portfolio	(22,202)	22,202	–
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	(7,638)	7,638	–
ALPS | Alerian Energy Infrastructure Portfolio	(1,704,660)	1,707,362	(2,702)
ALPS | Red Rocks Listed Private Equity Portfolio	354,186	(353,989)	(197)
ALPS | Stadion Core ETF Portfolio	–	–	–
ALPS | Stadion Tactical Growth Portfolio	(51)	51	–

The tax character of the distributions paid during the years ended December 31, 2017 and December 31, 2016 were as follows:

2017	Ordinary Income	Long-Term Capital Gains	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$629,586	$168,676	$798,262
Morningstar Income and Growth ETF Asset Allocation Portfolio	1,400,904	3,670,413	5,071,317
Morningstar Balanced ETF Asset Allocation Portfolio	3,131,006	11,573,417	14,704,423
Morningstar Growth ETF Asset Allocation Portfolio	3,119,814	11,429,474	14,549,288
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	1,247,342	5,598,582	6,845,924
ALPS | Alerian Energy Infrastructure Portfolio	1,653,877	–	1,653,877
ALPS | Red Rocks Listed Private Equity Portfolio	490,336	–	490,336
ALPS | Stadion Core ETF Portfolio	13,164	–	13,164
ALPS | Stadion Tactical Growth Portfolio	14,517	–	14,517

2016	Ordinary Income	Long-Term Capital Gains	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$550,138	$929,289	$1,479,427
Morningstar Income and Growth ETF Asset Allocation Portfolio	1,401,525	4,237,834	5,639,359
Morningstar Balanced ETF Asset Allocation Portfolio	3,209,201	9,056,233	12,265,434
Morningstar Growth ETF Asset Allocation Portfolio	2,955,509	8,402,145	11,357,654
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	1,085,042	3,816,362	4,901,404
ALPS | Alerian Energy Infrastructure Portfolio	1,666,041	–	1,666,041
ALPS | Red Rocks Listed Private Equity Portfolio	83,262	3,233	86,495
ALPS | Stadion Core ETF Portfolio	–	–	–
ALPS | Stadion Tactical Growth Portfolio	11,343	–	11,343

As of December 31, 2017, the Portfolios had the following capital loss carryforwards which will reduce the Portfolios’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Portfolios of any liability for federal tax.

Portfolio	Short-Term	Long-Term
ALPS | Alerian Energy Infrastructure Portfolio	$1,133,184	$2,213,485

77 | December 31, 2017

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2017

Capital loss carryovers used during the period ended December 31, 2017 were as follows:

Capital Loss Carryovers
ALPS | Alerian Energy Infrastructure Portfolio	$(1,764,051)
ALPS | Red Rocks Listed Private Equity Portfolio	(216,396)
ALPS | Stadion Core ETF Portfolio	(134,277)
ALPS | Stadion Tactical Growth Portfolio	(47,452)

The Portfolios elect to defer to the period ending December 31, 2018, capital losses recognized during the period November 1, 2017 to December 31, 2017 as follows:

Portfolio
ALPS | Alerian Energy Infrastructure Portfolio	$65,815

As of December 31, 2017, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Cost of	Gross	Gross
	Investments for	Appreciation	Depreciation	Net
	Income Tax	(Excess of Value	(Excess of Tax	Appreciation/ (Depreciation)	Net Unrealized
	Purposes	Over Tax Cost)	Cost Over Value)	of Foreign Currency	Appreciation/ (Depreciation)
Morningstar Conservative ETF Asset Allocation Portfolio	$34,716,484	$837,921	$(225,685)	$–	$612,236
Morningstar Income and Growth ETF Asset Allocation Portfolio	76,316,118	4,983,020	(462,311)	–	4,520,709
Morningstar Balanced ETF Asset Allocation Portfolio	179,411,155	16,926,091	(715,734)	–	16,210,357
Morningstar Growth ETF Asset Allocation Portfolio	198,658,172	31,559,714	(416,450)	–	31,143,264
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	88,463,965	13,642,713	(118,850)	–	13,523,863
ALPS | Alerian Energy Infrastructure Portfolio	90,456,264	848,845	(5,172,125)	428	(4,322,852)
ALPS | Red Rocks Listed Private Equity Portfolio	19,894,488	2,278,711	(245,848)	1,069	2,033,932
ALPS | Stadion Core ETF Portfolio	10,231,777	492,572	(17,758)	–	474,814
ALPS | Stadion Tactical Growth Portfolio	4,350,772	720,194	(18)	–	720,176

The difference between book-basis and tax-basis are primarily due to the deferral of losses from wash sales, investments in partnerships and passive foreign investment companies.

4.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, during the year ended December 31, 2017, were as follows for each Portfolio:

Portfolio	Purchases	Sales
Morningstar Conservative ETF Asset Allocation Portfolio	$12,485,146	$14,111,319
Morningstar Income and Growth ETF Asset Allocation Portfolio	27,106,821	34,951,165
Morningstar Balanced ETF Asset Allocation Portfolio	71,879,369	84,108,839
Morningstar Growth ETF Asset Allocation Portfolio	95,987,627	91,901,670
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	44,890,657	39,145,519
ALPS | Alerian Energy Infrastructure Portfolio	37,544,507	35,296,156
ALPS | Red Rocks Listed Private Equity Portfolio	14,971,411	7,619,506
ALPS | Stadion Core ETF Portfolio	14,550,791	9,067,150
ALPS | Stadion Tactical Growth Portfolio	4,435,576	4,091,458

78 | December 31, 2017

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2017

5.  INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

ALPS Advisors, Inc. (the “Adviser”) acts as the Portfolios’ investment adviser. The Adviser is a wholly owned subsidiary of DST Systems, Inc., a publicly traded company. The Adviser is responsible for the overall management of each Portfolio’s business affairs. The Adviser invests the assets of each Portfolio, either directly or through the use of one or more sub-advisers, according to each Portfolio’s investment objective, policies, and restrictions. The Adviser has delegated daily management of the Portfolios listed below to the corresponding Sub-Adviser set forth in the table below. Each Sub-Adviser is engaged to manage the investments of each respective Portfolio in accordance with such Portfolio’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board. The Sub-Advisers are responsible, subject to the supervision and control of the Adviser and the Board, for the purchase, retention and sale of investments in the portion of each Portfolio’s investment portfolio under its management.

Portfolio	Sub-Adviser
Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
ALPS | Red Rocks Listed Private Equity Portfolio	Red Rocks Capital LLC
ALPS | Stadion Core ETF Portfolio	Stadion Money Management, LLC
ALPS | Stadion Tactical Growth Portfolio	Stadion Money Management, LLC

Pursuant to the Investment Advisory Agreements (the “Advisory Agreements”), each Portfolio pays the Adviser an annual management fee based on the Portfolio’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects each Portfolio’s annual contractual management fee rate.

Portfolio	Management Fee
Morningstar Conservative ETF Asset Allocation Portfolio	0.45%
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.45%
Morningstar Balanced ETF Asset Allocation Portfolio	0.45%
Morningstar Growth ETF Asset Allocation Portfolio	0.45%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.45%
ALPS | Alerian Energy Infrastructure Portfolio	0.70%
ALPS | Red Rocks Listed Private Equity Portfolio	0.90%
ALPS | Stadion Core ETF Portfolio(1)	0.50%
ALPS | Stadion Tactical Growth Portfolio	0.75%

(1)	Prior to April 30, 2017, the Adviser received an annual management fee of 0.75%.

Pursuant to the Investment Sub-Advisory Agreements, the Adviser pays each Sub-Adviser an annual sub-advisory management fee which is based on a Portfolio’s average daily net assets. The Adviser pays the sub-advisory management fee out of the management fee paid to the Adviser pursuant to the Advisory Agreement. The following table reflects the contractual sub-advisory fees annual rates.

Portfolio	Average Daily Net Assets	Sub-Advisory Fee
Morningstar Conservative ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Income and Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Balanced ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
ALPS | Red Rocks Listed Private Equity Portfolio	First $200 Million	0.57%
	$200 Million - $500 Million	0.52%
	Over $500 Million	0.47%
ALPS | Stadion Core ETF Portfolio	All Asset Levels	0.50%
ALPS | Stadion Tactical Growth Portfolio	All Asset Levels	0.50%

79 | December 31, 2017

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2017

6.  OTHER AGREEMENTS

Distribution Agreement and Rule 12b-1 Plans: ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), an affiliate of the Adviser, serves as the principal underwriter and national distributor for the shares of each Portfolio pursuant to a Distribution Agreement with the Trust. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act relating to Class I, Class II and Class III Portfolio shares, respectively (the “12b-1 Plans”).

The Class I shares have adopted a Defensive Distribution Plan that recognizes that the Adviser may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services. As of December 31, 2017, there were no payments from Class I due to the Plan. The Class II and Class III Distribution Plans permit the use of each Portfolio’s assets to compensate the Distributor for its services and costs in distributing shares and servicing shareholder accounts. Under the 12b-1 Plans, the Distributor receives, as a percentage of average annual net assets, the amounts outlined in the following table.

Portfolio	Class II	Portfolio	Class III
Morningstar Conservative ETF Asset Allocation Portfolio	0.25%	ALPS | Alerian Energy Infrastructure Portfolio	0.25%
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.25%	ALPS | Red Rocks Listed Private Equity Portfolio	0.25%
Morningstar Balanced ETF Asset Allocation Portfolio	0.25%	ALPS | Stadion Core ETF Portfolio	0.25%
Morningstar Growth ETF Asset Allocation Portfolio	0.25%	ALPS | Stadion Tactical Growth Portfolio	0.25%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.25%

Shareholder Servicing Fees: The ALPS | Alerian Energy Infrastructure Portfolio, the ALPS | Red Rocks Listed Private Equity Portfolio, and the Stadion Portfolios have each adopted a shareholder services plan (a “Services Plan”) with respect to each Portfolio’s Class I and III shares. Under the Services Plan, each Portfolio is authorized to pay insurance companies, banks and their affiliates and other institutions, including broker-dealers and Trust affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of the Class I shares and 0.25% of the average daily net asset value of the Class III shares of each Portfolio attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during a Portfolio’s fiscal year for such service activities, attributed to that fiscal year, shall be reimbursed to the Portfolio as soon as practicable.

Expense Limitation Agreements: Under the terms of the Expense Limitation Agreements between the Adviser and/or the Sub-Advisers, as applicable for the benefit of the Portfolios, the Adviser and/or Sub-Advisers have contractually agreed to waive certain fees they are entitled to receive from the Portfolios. Specifically, the Adviser and certain Sub-Advisers agree to reimburse Portfolio expenses and/or waive a portion of the investment advisory, sub-advisory, and other fees (excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) that the Adviser and/or Sub-Advisers are entitled to receive to the extent necessary for the Portfolios to maintain a total annual expense ratio not to exceed the per share annual rates set forth in the table below. All parties also agree that the waivers shall continue at least through the end of the period stated below.

Portfolio	Class I	Class II	Class III	Expires
Morningstar Conservative ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2018
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2018
Morningstar Balanced ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2018
Morningstar Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2018
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2018
ALPS | Alerian Energy Infrastructure Portfolio	0.80%	N/A	0.80%	4/29/2018
ALPS | Red Rocks Listed Private Equity Portfolio	0.95%	N/A	0.95%	4/29/2018
ALPS | Stadion Core ETF Portfolio(1)	0.65%	N/A	0.65%	4/29/2018
ALPS | Stadion Tactical Growth Portfolio	0.80%	N/A	0.80%	4/29/2018

(1)	Prior to April 30, 2017, the Adviser and/or Sub-Advisor contractually agreed to waive certain fees not to exceed an annual rate of 0.80% for Class I and Class III.

80 | December 31, 2017

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2017

The Adviser and Sub-Advisers of the ALPS | Red Rocks Listed Private Equity Portfolio, and the Stadion Portfolios may be permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The Portfolios will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fee and expense was waived or reimbursed.

At December 31, 2017, the available recoupable balances are as follows:

Portfolio	Expires 2018	Expires 2019	Expires 2020	Total
ALPS | Red Rocks Listed Private Equity Portfolio	$93,934	$51,551	$66,698	$212,183
ALPS | Stadion Core ETF Portfolio	32,127	25,333	25,406	82,866
ALPS | Stadion Tactical Growth Portfolio	26,886	29,495	26,664	83,045

Administration, Bookkeeping and Pricing Agreement: ALPS Fund Services, Inc. (“AFS”), an affiliate of the Adviser and the Distributor, serves as administrator pursuant to a Fund Accounting and Administration Agreement (“Administration Agreement”) with the Trust. As such, AFS provides all necessary bookkeeping, shareholder recordkeeping services and pricing services to each Portfolio. Under the Administration Agreement, AFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. AFS does not charge the Trust a fee in connection with providing services under the Administration Agreement.

Transfer Agency and Service Agreement: AFS also serves as transfer agent to each Portfolio pursuant to a Transfer Agency and Service Agreement (“TA Agreement”) with the Trust. Under the TA Agreement, AFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; and (2) mailing shareholder reports and prospectuses to current shareholders. AFS does not charge the Trust a fee in connection with providing services under the TA Agreement.

7. TRUSTEES FEES

As of December 31, 2017, there were five Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee receives an annual retainer of $22,500, a per meeting fee of $3,500, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. The Chairman of the Board and Audit Committee Chairman receives an additional annual retainer of $5,000 and $3,000, respectively. Trustees’ fees and expenses accrued by the Portfolios for the period ending December 31, 2017 are reported on the Statements of Operations.

8. RELATED PARTY TRANSACTIONS

Certain Portfolios engaged in cross trades between each other during the year ended December 31, 2017 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of trustees previously adopted procedures that apply to transactions between the Portfolios pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Trust’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Portfolio.

Transactions related to cross trades during the year ended December 31, 2017 were as follows:

Portfolio	Purchase cost paid to Portfolios	Sale proceeds received from Portfolios	Realized gain/(loss) on sales to Portfolios
Morningstar Conservative ETF Asset Allocation Portfolio	$259,813	$880,570	$4,286
Morningstar Income and Growth ETF Asset Allocation Portfolio	418,635	1,463,456	29,645
Morningstar Balanced ETF Asset Allocation Portfolio	1,921,114	81,173	10,687
Morningstar Growth ETF Asset Allocation Portfolio	549,244	841,571	38,197
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	907,474	789,509	10,614

81 | December 31, 2017

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2017

9. SUBSEQUENT EVENT

The Adviser is a wholly-owned subsidiary of DST Systems, Inc. (“DST”). On January 11, 2018, DST announced that it has entered into a definitive agreement under which SS&C Technologies Holdings, Inc. will acquire all of the outstanding common stock of DST (the “DST Transaction”). The DST Transaction is expected to close by the third quarter of 2018. The DST Transaction is subject to DST’s stockholder approval, clearances by the relevant regulatory authorities and other customary closing conditions.

As of the date of this report, there is no contractual change to the services provided to the Portfolios and no changes to the Portfolio’s fees as a result of the DST Transaction.

82 | December 31, 2017

ALPS Variable Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS Variable Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of ALPS Variable Investment Trust (the “Funds”), comprising the Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Aggressive Growth ETF Asset Allocation Portfolio, ALPS | Alerian Energy Infrastructure Portfolio, ALPS | Red Rocks Listed Private Equity Portfolio, ALPS | Stadion Core ETF Portfolio, and ALPS | Stadion Tactical Growth Portfolio, including the schedules of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting ALPS Variable Investment Trust as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 19, 2018

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

83 | December 31, 2017

ALPS Variable Investment Trust

Additional Information	December 31, 2017 (Unaudited)

PROXY VOTING

Portfolio policies and procedures used in determining how to vote proxies relating to Portfolio securities and a summary of proxies voted by the Portfolios for the 12 months ended June 30, are available without charge, upon request, by contacting your insurance company or plan sponsor, by calling (toll-free) (866) 432-2926 or by accessing the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Portfolios’ Forms N-Q are available without a charge, upon request, by contacting your insurance company or plan sponsor, by calling (toll-free) (866) 432-2926 or by accessing the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplication fee charges, by calling 1-202-551-5850. This information can be obtained by electronic request at the following e-mail address: publicinfo@sec.gov.

TAX INFORMATION (Unaudited)

The Portfolios designate the following amounts for the Corporate Dividends Received Deduction for the fiscal year ended December 31, 2017:

Morningstar Conservative ETF Asset Allocation Portfolio	9.91%
Morningstar Income and Growth ETF Asset Allocation Portfolio	21.06%
Morningstar Balanced ETF Asset Allocation Portfolio	28.75%
Morningstar Growth ETF Asset Allocation Portfolio	37.46%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	42.80%
ALPS | Alerian Energy Infrastructure Portfolio	71.31%
ALPS | Red Rocks Listed Private Equity Portfolio	0.61%
ALPS | Stadion Core ETF Portfolio	100.00%
ALPS | Stadion Tactical Growth Portfolio	100.00%

Additionally, each Portfolio designates the following amounts as Long Term Capital Gain Dividends pursuant to IRS Code Section 852(b)(3) for the fiscal year ended December 31, 2017:

Morningstar Conservative ETF Asset Allocation Portfolio	$168,676
Morningstar Income and Growth ETF Asset Allocation Portfolio	3,670,413
Morningstar Balanced ETF Asset Allocation Portfolio	11,573,417
Morningstar Growth ETF Asset Allocation Portfolio	11,429,474
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	5,598,582
ALPS | Alerian Energy Infrastructure Portfolio	–
ALPS | Red Rocks Listed Private Equity Portfolio	–
ALPS | Stadion Core ETF Portfolio	–
ALPS | Stadion Tactical Growth Portfolio	–

LICENSING AGREEMENT

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to the Alerian Energy Infrastructure Portfolio (the “Alerian Portfolio”), to allow the Adviser’s use of the Alerian Energy Infrastructure Index (the “Index”). The following disclosure relates to the Licensor:

Alerian is the designer of the construction and methodology for the underlying index (each an “Underlying Index”) for the Alerian Portfolio. “Alerian” and “Alerian Energy Infrastructure Index” are service marks or trademarks of Alerian. Alerian acts as brand licensor for the Index. Alerian is not responsible for the descriptions of the Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

The Alerian Portfolio is not is issued, sponsored, endorsed, sold or promoted by the Licensor or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Alerian Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Alerian Portfolio particularly or the ability of the Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Alerian Portfolio. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Alerian Portfolio to be issued or in the determination or calculation of the equation by which the Alerian Portfolio is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of the Alerian Portfolio. The Index is a trademark of Alerian and its general use is granted under a license for Alerian.

84 | December 31, 2017

ALPS Variable Investment Trust

Additional Information	December 31, 2017 (Unaudited)

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE ALERIAN PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Alerian Portfolio, owners of the Shares of the Alerian Portfolio or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

85 | December 31, 2017

ALPS Variable Investment Trust

Trustees and Officers	December 31, 2017

The overall responsibility for oversight of the Portfolios rests with the Board of Trustees of the Trust. As of December 31, 2017, there were five Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee receives an annual retainer of $22,500, a per meeting fee of $3,500 and a reimbursement for all reasonable out of pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an annual retainer of $3,000. Effective September 11, 2017, the Chairman of the Board receives a retainer of $5,000 for 2017. Also effective September 11, 2017, the Chairman of the Board receives an annual retainer of $10,000 beginning in 2018.

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the state of Delaware and the Trust’s Declaration of Trust and Bylaws. Information pertaining to the Trustees and Officers of the Trust is set forth below.

The address of each, unless otherwise indicated, is 1290 Broadway, Suite 1100, Denver, Colorado 80203. Each Trustee serves for an indefinite term, until his or her resignation, death or removal. The following is a list of the trustees and executive officers of the Trust and their principal occupations over the last five years. Additional information about the Trust’s Trustees can be found in the Statement of Additional Information, which is available without charge, upon request, by contacting your insurance company or plan sponsor, by calling (866) 432-2926 or by accessing the Portfolios’ website at http://www.alpsfunds.com.

INDEPENDENT TRUSTEES

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Mary K. Anstine (1940)	Trustee	Since November 2006	Retired. Ms. Anstine is also a Trustee of ALPS ETF Trust, Financial Investors Trust, Reaves Utility Income Fund, and the Westcore Trust.	42	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); Financial Investors Trust (33 funds), Reaves Utility Income Fund, and the Westcore Trust (14 funds).
David M. Swanson (1957)	Trustee	Since November 2006	Mr. Swanson is Founder & Managing Partner of SwanDog Strategic Marketing. Previously, he served as Executive Vice-President of Calamos Investments (April 2004 to March 2006), Chief Operating Officer of Van Kampen Investments (October 2002 to April 2004), and Managing Director of Morgan Stanley (February 2000 to April 2004).	11	Mr. Swanson is a Trustee of the Managed Portfolio Series (37 funds) and Director of the RiverNorth Opportunities Fund, Inc.

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management, LLC, Red Rocks Capital LLC or Stadion Money Management LLC, or any affiliate of the foregoing, provides investment advisory services.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or subadviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or subadvisers, or underwriters.

86 | December 31, 2017

ALPS Variable Investment Trust

Trustees and Officers	December 31, 2017

INDEPENDENT TRUSTEES (continued)

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Jeremy W. Deems (1976)	Trustee and Chairman	Since September 2010 Appointed Chairman effective September 2017	Mr. Deems is Co-Founder, CFO of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to founding Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (1998 to June 2007).	44	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); Financial Investors Trust (33 funds); Clough Funds Trust (1 fund), Elevation ETF Trust (1 fund), Reaves Utility Income Fund.

INTERESTED TRUSTEES

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Thomas A. Carter (1966)(1)	Trustee	Since March 2009	Mr. Carter worked for ALPS Fund Services, Inc. (“ALPS”) from 1994 to November 2017, and served as President and Director of ALPS Advisors, Inc. (“AAI”) and ALPS Portfolio Solutions Distributor, Inc., and Director of ALPS and ALPS Holdings, Inc. from 1994 to November 2017.	11	Mr. Carter is a Director of the RiverNorth Opportunities Fund, Inc.
Scott Wentsel (1961)(1)	Trustee	Since November 2006	Mr. Wentsel was Chief Investment Officer, Americas for Morningstar’s Investment Management group from February 2014 to May 2016. Mr. Wentsel was Senior Portfolio Manager for Morningstar Investment Management LLC from April 2005 to February 2014 and Mr. Wentsel was also Executive Director of Van Kampen Investments from April 2000 to April 2005.	10	None

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management, LLC, Red Rocks Capital LLC or Stadion Money Management LLC, or any affiliate of the foregoing, provides investment advisory services.

(1)	Mr. Carter is deemed an “Interested Trustee” by virtue of his prior relationship with ALPS Fund Services, Inc., ALPS Advisors, Inc. and ALPS Portfolio Solutions Distributor, Inc. Mr. Wentsel is deemed an “Interested Trustee” by virtue of his prior relationship with Morningstar Investment Management LLC.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or subadviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or subadvisers, or underwriters.

87 | December 31, 2017

ALPS Variable Investment Trust

Trustees and Officers	December 31, 2017

OFFICERS

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***
Jeremy Held (1974)	President	Since November 2017	Mr. Held is Senior Vice President, Director of Research of AAI. Mr. Held joined ALPS in 1996, and because of his position with ALPS, he is deemed an affiliate of the Trust as defined under the 1940 Act.
Patrick D. Buchanan**** (1972)	Treasurer	March 2013 – February 2018	Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007, and because of his position with ALPS, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS ETF Trust, Clough Funds Trust, RiverNorth Opportunities Fund, Inc. and Principal Real Estate Income Fund.
Erin D. Nelson (1977)	Chief Compliance Officer	Since December 2015	Ms. Nelson is Senior Vice President and Chief Compliance Officer of ALPS Advisors, Inc. Prior to 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS. Because of her position with the Adviser, Ms. Nelson is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Nelson is also Chief Compliance Officer of ALPS ETF Trust, Principal Real Estate Income Fund, the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc., the RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Andrea E. Kuchli (1985)	Secretary	Since December 2016	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS ETF Trust, Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sareena Khwaja-Dixon (1980)	Assistant Secretary	Since December 2016	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Because of her position with ALPS, Ms. Khwaja-Dixon is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., and Assistant Secretary of Financial Investors Trust, Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund.

*	All communications to Officers may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Officer began serving the Trust. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	Effective February 6, 2018, Jeremy O. May was appointed Treasurer of the Trust. Mr. May joined ALPS in 1995 and is currently Director and President of ALPS Portfolio Solutions Distributor, Inc. and ALPS Distributors, Inc., and Executive Vice President and Director of ALPS Advisors, Inc. and ALPS Holdings, Inc. Because of his position with ALPS, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also President and Trustee of ALPS Series Trust, the Reaves Utility Income Fund and Elevation ETF Trust. Mr. May is also President of RiverNorth Opportunities Fund, Inc. and Treasurer of ALPS ETF Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Principal Real Estate Income Fund. Mr. May is currently on the Board of Directors of the University of Colorado Foundation.

88 | December 31, 2017

Annual Report December 31, 2017

The Management Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

Learn More

866.759.5679 | alpsfunds.com

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	During the period covered by the report, no amendments were made to the provisions of the code of ethics referred to in Item 2(a) above.

(d)	During the period covered by the report, no implicit or explicit waivers to the provisions of the code of ethics referred to in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s code of ethics referred to in Item 2(a) above is attached as an Exhibit 13.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees has designated Jeremy Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years December 31, 2017 and December 31, 2016 were $130,600 and $132,600, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item in fiscal years December 31, 2017 and December 31, 2016 were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning in fiscal years December 31, 2017 and December 31, 2016 were $39,710 and $38,595, respectively. The fiscal years 2017 and 2016 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for fiscal years December 31, 2017 and December 31, 2016 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not include any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years December 31, 2017 and December 31, 2016 were $344,610 and $365,995, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $39,710 in 2017 and $38,595 in 2016 as described in response to paragraph (c) of this Item above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with the Registrant’s investment adviser, of $304,900 in 2017 and $327,400 in 2016. The non-audit fees billed to AFS related to SSAE 18 services and other compliance-related matters.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of the report.

(b)	Not applicable to the Registrant.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Close-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-21987, on March 1, 2016.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable to Registrant.

(a)(4)	Not applicable to Registrant.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS VARIABLE INVESTMENT TRUST

By:	/s/ Jeremy Held
Jeremy Held (Principal Executive Officer) President

Date:	March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy Held
Jeremy Held (Principal Executive Officer) President

Date:	March 2, 2018

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer) Treasurer

Date:	March 2, 2018